                            SCHEDULE 14A INFORMATION

   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                      1934
                                 (AMENDMENT NO.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6
      (e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12

                        GARTMORE VARIABLE INSURANCE TRUST
                          -----------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
                                       ---
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:_____________

2) Aggregate number of securities to which transaction applies:________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ________________________________
________________________________________________

4) Proposed maximum aggregate value of transaction: ______________________

5) Total fee paid: _______________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid: _______________________________________________

2) Form, Schedule or Registration Statement No.: _________________________

3) Filing Party: _________________________________________________________

4) Date Filed: ___________________________________________________________

     [LOGO]            GARTMORE VARIABLE INSURANCE TRUST

Comstock GVIT Value Fund               Gartmore GVIT Government Bond           Gartmore GVIT Money Market Fund
Dreyfus GVIT International Value          Fund                                 Gartmore GVIT Money Market
  Fund                                 Gartmore GVIT Growth Fund                  Fund II
Dreyfus GVIT Mid Cap Index Fund        Gartmore GVIT International Growth      Gartmore GVIT Nationwide Fund
Federated GVIT High Income Bond           Fund                                 Gartmore GVIT Nationwide Leaders
  Fund                                 Gartmore GVIT Investor Destinations        Fund
Gartmore GVIT Developing Markets          Aggressive Fund                      Gartmore GVIT U.S. Growth Leaders
  Fund                                 Gartmore GVIT Investor Destinations        Fund
Gartmore GVIT Emerging Markets            Moderately Aggressive Fund           Gartmore GVIT Worldwide Leaders
  Fund                                 Gartmore GVIT Investor Destinations        Fund
Gartmore GVIT Global Financial            Moderate Fund                        GVIT Equity 500 Index Fund
  Services Fund                        Gartmore GVIT Investor  Destinations    GVIT Small Company Fund
Gartmore GVIT Global Health               Moderately Conservative Fund         GVIT Small Cap Growth Fund
  Sciences Fund                        Gartmore GVIT Investor Destinations     GVIT Small Cap Value Fund
Gartmore GVIT Global Technology           Conservative Fund                    J.P. Morgan GVIT Balanced Fund
  and Communications Fund              Gartmore GVIT Mid Cap Growth            Van Kampen GVIT Multi Sector
Gartmore GVIT Global Utilities Fund       Fund                                    Bond Fund

                        IMPORTANT SHAREHOLDER INFORMATION

      These materials are for a Special Meeting of Shareholders scheduled for December 23, 2004, at 9:00 a.m., Eastern Time. The enclosed materials discuss two proposals to be voted on at the meeting, and contain the Notice of Special Meeting, proxy statement, and proxy card/voting instruction form. A proxy card/voting instruction form, in essence, is a ballot. When you vote your proxy/voting instruction form by signing and returning your proxy card/voting instruction form, it indicates how you wish to vote on important issues relating to one of the Gartmore Funds (each, a "Fund," and together, the "Funds"), each a series of Gartmore Variable Insurance Trust (the "Trust").

      WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, PLEASE FILL OUT AND SIGN THE PROXY CARD(s)/VOTING INSTRUCTION FORMS AND RETURN THE CARD(s)/FORMS SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE.

   WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL GARTMORE VARIABLE
                      INSURANCE TRUST AT 1-[800/848-0920.]

                          TELEPHONE AND INTERNET VOTING

For your convenience, you also may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

                        GARTMORE VARIABLE INSURANCE TRUST
                                 1200 River Road
                                   Suite 1000
                        Conshohocken, Pennsylvania 19428
                                (800) [848-0920]

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the shareholders of each Fund of Gartmore Variable Insurance Trust and to the owners of variable life insurance policies or variable contracts entitled to give voting instructions to the shareholders of any of these Funds:

      Notice is hereby given that a Special Meeting of Shareholders of each of the series or portfolios (singly, a "Fund," and collectively, the "Funds") of Gartmore Variable Insurance Trust, a Massachusetts business trust (the "Trust"), will be held on Thursday, December 23, 2004, at 9:00 a.m., Eastern time, at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. The purpose of the Meeting is to consider and act on the following matters:

1. To elect a Board of Trustees;

2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; and

3. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

                                              By Order of the Board of Trustees,

                                              /s/ Eric E. Miller
                                              Eric E. Miller, Secretary

                                              October __, 2004

YOUR VOTE IS IMPORTANT! WE URGE YOU TO COMPLETE, SIGN, AND RETURN PROMPTLY THE ENCLOSED PROXY OR VOTING INSTRUCTION FORM. FOR YOUR CONVENIENCE, THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE.

                                TABLE OF CONTENTS

                                                                                         PAGE
                                                                                         ----
GENERAL VOTING INFORMATION.............................................................    1

  Who is asking for my vote?...........................................................    1
  Who is eligible to vote?.............................................................    1
  On what issues am I being asked to vote?.............................................    2
  How do the Trustees recommend that I vote?...........................................    2
  How do I ensure that my vote is accurately recorded?.................................    2
  May I revoke my proxy/voting instructions?...........................................    3
  How may I get more information about the Trust and the Funds?........................    3

PROPOSAL 1 -- ELECTION OF TRUSTEES.....................................................    3

  How are nominees selected?...........................................................    3
  Who are the nominees for Trustee?....................................................    5
  How often do the Trustees meet and what are they paid?...............................   11
  How may I communicate with the Board?................................................   12
  What are the other Committees of the Board of Trustees?..............................   13
  Who are the Executive Officers of the Trust?.........................................   14

PROPOSAL 2 -- APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION
THAT PROVIDES FOR THE REORGANIZATION OF THE TRUST FROM A MASSACHUSETTS
BUSINESS TRUST TO A DELAWARE STATUTORY TRUST...........................................   15

  What will the Reorganization mean for the Funds and their shareholders?..............   15
  Why are the Trustees recommending approval of the Plan and the Reorganization?.......   15
  How do the Massachusetts business trust law and the Trust's governing documents compare to the Delaware statutory trust law and the DE Trust's
       governing documents?............................................................   16
  What are the procedures and consequences of the Reorganization?......................   18
  What effect will the Reorganization have on the current investment advisory
       agreements?.....................................................................   18
  What effect will the Reorganization have on the shareholder servicing
       agreements and distribution plans?..............................................   19
  What is the effect of shareholder approval of the Plan?..............................   19
  What is the capitalization and structure of the DE Trust?............................   20
  Who will bear the expenses of the Reorganization?....................................   20
  Are there any tax consequences for shareholders?.....................................   20
  What if I choose to sell my shares at any time?......................................   21
  What is the effect of my voting "For" the Plan?......................................   21

FURTHER INFORMATION REGARDING THE INVESTMENT ADVISERS AND OTHER
SERVICE PROVIDERS TO THE TRUST.........................................................   21

  The Investment Advisers..............................................................   21
  Fund Administrator and Transfer Agent................................................   23
  Distributor..........................................................................   23

                                      (i)

ADDITIONAL INFORMATION ABOUT THE TRUST AND THE FUNDS...................................   23

  Principal Shareholders...............................................................   23
  Audit Committee......................................................................   23

FURTHER INFORMATION ABOUT VOTING AND THE MEETING.......................................   26

EXHIBIT A: SHAREHOLDER INFORMATION AS OF SEPTEMBER 30, 2004............................  A-1
EXHIBIT B: AGREEMENT AND PLAN OF REORGANIZATION........................................  B-1
EXHIBIT C: A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW...........................  C-1
EXHIBIT D: PRINCIPAL SHAREHOLDERS AS OF SEPTEMBER 30, 2004.............................  D-1

                                      (ii)

                        GARTMORE VARIABLE INSURANCE TRUST

                                 PROXY STATEMENT

GENERAL VOTING INFORMATION

WHO IS ASKING FOR MY VOTE?

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of Gartmore Variable Insurance Trust, a Massachusetts business trust (the "Trust"), to be used in connection with a Special Meeting of Shareholders (the "Meeting") of all currently offered series or portfolios of the Trust (singly a "Fund" and collectively the "Funds") to be held at 9:00 a.m., Eastern time, on Thursday, December 23, 2004. The Meeting will be conducted at the Trust's principal executive offices located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.

This Proxy Statement is also being furnished in connection with the solicitation of voting instructions by Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company and certain other insurance companies (collectively, the "Participating Insurance Companies") from owners of certain variable annuity contracts and variable life insurance policies (collectively, "variable contracts") having contract values allocated to a subaccount of a Participating Insurance Company separate account invested in shares of the Funds.

WHO IS ELIGIBLE TO VOTE?

The Board of Trustees has fixed the close of business on September 30, 2004, as the record date (the "Record Date") for the determination of shareholders of the Trust entitled to notice of and to vote at the Meeting. Shareholders of record on the Record Date are entitled to one vote for each share and a proportionate fractional vote for any fraction of a share as to each issue on which such shareholders are entitled to vote. In addition, variable contract owners of record on the Record Date have the right to instruct their Participating Insurance Company as to the manner in which the Fund shares attributable to their variable contracts should be voted. Exhibit A to this Proxy Statement sets forth the number of shares of beneficial interest of each of the Funds which were outstanding as of the Record Date and, therefore, are entitled to vote at the Meeting.

This Proxy Statement, Notice of Special Meeting, proxy cards, and voting instruction forms were first mailed to shareholders and variable contract owners on or about October [ ], 2004.

For purposes of this Proxy Statement, the terms "you," "your," and "shareholder" refer to both the Participating Insurance Companies and the other direct shareholders of the Funds as well as variable contract owners who invest in the Funds through their variable contracts.

ON WHAT ISSUES AM I BEING ASKED TO VOTE?

The following table summarizes the proposals on which shareholders are being asked to vote and indicates that each of Proposals 1 and 2 will be voted upon by all Funds as a group.

 PROPOSAL            BRIEF DESCRIPTION OF PROPOSAL                        SHAREHOLDERS WHO WILL VOTE
                                                                               ON THE PROPOSAL
Proposal 1        To elect a Board of Trustees                         Shareholders of all Funds voting
                                                                       together as a group

Proposal 2        To approve an Agreement and Plan of                  Shareholders of all Funds voting
                  Reorganization that provides for the                 together as a group
                  reorganization of the Trust from an Ohio
                  business trust to a Delaware statutory trust

The Trust knows of no business other than that described above that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote proxies in accordance with their best judgment.

HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

The Trustees recommend that you vote FOR each proposal.

HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card/voting instruction form. If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

The persons named as proxies on the enclosed proxy will vote the shares of each Fund at the Meeting in accordance with the timely instructions received from shareholders. If a duly executed and dated proxy is received that does not specify a choice (for, against, or abstain), the persons named as proxies will consider the proxy's timely receipt as an instruction to vote IN FAVOR OF the proposal(s) to which the proxy relates.

With respect to the Participating Insurance Company separate accounts, the Participating Insurance Companies will vote the shares of each Fund at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. The Participating Insurance Companies will vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against, or abstain) to those for which timely instructions are received. If a duly executed and dated voting instruction form is received that does not specify a choice, the Participating Insurance Company will consider the voting instruction's timely receipt as an instruction to vote IN FAVOR OF the proposal(s) to which the voting instruction relates.

MAY I REVOKE MY PROXY/VOTING INSTRUCTIONS?

Shareholders may revoke previously submitted proxies at any time prior to the Meeting by (i) submitting to the Trust a subsequently dated proxy, (ii) delivering to the Trust a written notice of revocation, or (iii) otherwise giving notice of revocation in open Meeting, in all cases prior to the exercise of the authority granted in the proxy. If shares are held in an account at a brokerage firm or bank, the shareholder should contact such brokerage firm or bank to change a vote or to obtain a "legal proxy" if the shareholder wants to vote in person at the Meeting.

Variable contract owners may revoke previously submitted voting instructions given to their Participating Insurance Company at any time prior to the Meeting by (i) submitting to their Participating Insurance Company subsequently dated voting instructions, (ii) delivering to their Participating Insurance Company a written notice of revocation, or (iii) otherwise giving notice of revocation in open Meeting, in all cases prior to the exercise of the authority granted in the proxy/voting instruction form. Variable contract owners should contact their Participating Insurance Company for further information on how to revoke voting instructions, including any applicable deadlines.

HOW MAY I GET MORE INFORMATION ABOUT THE TRUST AND THE FUNDS?

The Trust will furnish, without charge, a copy of the Trust's most recent annual reports to shareholders and semi-annual reports to shareholders, upon request, which request may be made either by writing to the Trust at the address listed at the top of the Notice of Special Meeting or by calling toll-free (800) 848-0920.

PROPOSAL 1 -- ELECTION OF TRUSTEES

The purpose of this Proposal is to elect a Board of Trustees for the Trust (the "Board" or the "Trustees"). The Proposal is being submitted to shareholders in part to accommodate the retirement during 2005 of three members of the Board pursuant to the Trust's mandatory retirement policy.

For purposes of this Proxy Statement, the term "Gartmore Fund Complex" includes Gartmore Mutual Funds ("GMF") and Gartmore Mutual Funds II, as well as the Trust. The Board of Trustees recommends that you vote FOR all nominees for Trustee.

HOW ARE NOMINEES SELECTED?

The Board has a Nominating and Fund Governance Committee (the "NFGC"), consisting of Paula H.J. Cholmondeley, C. Brent DeVore, Robert M. Duncan, and Thomas J. Kerr, IV (Chairman), none of whom is an "interested person" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Trustees who are not interested persons of the Trust are referred to as the "Independent Trustees," and Trustees who are interested persons of the Trust are referred to as the "Interested Trustees."

The NFGC is responsible, among other things, for: (1) the selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for Independent Trustee are recommended for selection and approval by all of the incumbent Independent Trustees then serving on the Board); and (2) the periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity, or skill sets. The NFGC met seven times during the past fiscal year and has adopted a written charter that can be found on the Trust's website at http://www.gartmorefunds.com.

The NFGC evaluates each candidate's professional background and work experience, professional competencies, time availability, and commitment. Among the core professional competencies and abilities that the NFGC considers relevant in making the NFGC's recommendations on Board membership are a person's: (a) personal integrity; (b) ability to act independently of the Trust's investment advisers and other affiliates; (c) business judgment; (d) investment background;
(e) accounting/finance background; (f) work ethic; (g) recent experience on corporate or other institutional oversight bodies having similar responsibilities; and (h) availability. In addition, the NFGC takes into account the candidate's participation in community, charitable or other similar activities, diversity, business experience, and the ability of the candidate to serve on the Board for a reasonable amount of time.

When the Board has or expects to have a vacancy, the NFGC receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election or appointment as Trustees, including any recommendations by shareholders. Such individuals are evaluated based upon the criteria described above. To date, the NFGC has been able to identify from its own resources an ample number of qualified candidates. Pursuant to the Trust's "Policy Regarding Shareholder Submissions of Trustee Candidates" (a copy of which can be found on the Trust's website at http://www.gartmorefunds.com), the NFGC will review shareholders' recommendations to fill vacancies on the Board if these recommendations are submitted in writing, signed by the shareholder, and addressed to the Secretary of the Trust, at the Trust's offices -- 1200 River Road, Suite 1000, Conshohocken, PA 19428.

These shareholder recommendations must contain the following information: (a) the name and address of the shareholder and, if applicable, the name of the broker or record holder; (b) the number of shares owned; (c) the name of the Fund in which the shares are owned; (d) whether the proposed candidate(s) consent(s) to being identified in any proxy statement utilized in connection with the election of Trustees; (e) the name and background of the candidate(s); and (f) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

WHO ARE THE NOMINEES FOR TRUSTEE?

Each of the nominees (except for Ms. Dryden, Ms. Jacobs, and Mr. McCarthy) presently is a Trustee of the Trust; Mr. Baresich, a current trustee, was recommended to the NFGC by an affiliate of the Trust's investment advisers. Mr. Baresich will be standing for election by shareholders for the first time at the Meeting. Ms. Dryden was recommended to the NFGC by Fund counsel, and Ms. Jacobs and Mr. McCarthy were referred and recommended by business contacts of the Investment Advisers. Among the nominees standing for election, only Paul J. Hondros and Arden L. Shisler would be deemed to be Interested Trustees - the remaining nominees would be deemed to be Independent Trustees.

With the exception of Robert M. Duncan, Barbara L. Hennigar, and Thomas J. Kerr IV, the terms of all nominees will continue until their successors are duly elected and qualified or until their earlier resignation, death, or retirement. Robert M. Duncan, Barbara L. Hennigar, and Thomas J. Kerr IV are subject to mandatory retirement in 2005 and, therefore, their terms are expected to continue until the time of their respective retirements.

Each nominee is currently available and has consented to be named in this Proxy Statement and to serve if elected. It is not expected that any of the nominees will decline or become unavailable for election, but, in case this should happen, the designated proxy holders will vote in their discretion for a substitute nominee or nominees.

Listed below, for each nominee, are his or her name, age and address, position and length of service with the Trust, principal occupation during the past five years, the number of funds in the Gartmore Fund Complex that he or she oversees, and any other directorships held by the nominee.

NOMINEES FOR INDEPENDENT TRUSTEES:

                                                                                         NUMBER OF
                           POSITION(S)                                                 PORTFOLIOS IN
                          HELD WITH THE                                                THE GARTMORE         OTHER
                            TRUST AND                                                  FUND COMPLEX     DIRECTORSHIPS
                            LENGTH OF      PRINCIPAL OCCUPATION(S) DURING PAST FIVE     OVERSEEN BY    HELD BY TRUSTEE
 NAME, ADDRESS AND AGE    TIME SERVED(1)                    YEARS                         TRUSTEE       OR NOMINEE(2)
----------------------------------------------------------------------------------------------------------------------
Charles E. Allen          Trustee since   Mr. Allen is Chairman, Chief Executive            84               None
                            July 2000     Officer and President of the Graimark
c/o Gartmore Global                       Realty Advisors, Inc. (real estate
Investments, Inc.                         development, investment and asset
1200 River Road,                          management).(3)
Suite 1000
Conshohocken, PA
19428

Age 56

Michael J. Baresich       Trustee since   Mr. Baresich is Chairman of the Board of          84               None
                            March 2004    Cokinetic Systems Corp. (software
c/o Gartmore Global                       company) and has served as its Chief
Investments, Inc.                         Executive Officer since 2001.  Prior to
1200 River Road,                          2001, Mr. Baresich was a Managing
Suite 1000,                               Director of Deutsche Bank.
Conshohocken, PA
19428

Age 50

Paula H.J. Cholmondeley   Trustee since   Ms. Cholmondeley has been the Chairman            84           Director of
                            July 2000     and Chief Executive Officer of the                               Dentsply
c/o Gartmore Global                       Sorrell Group, a management consulting                        International,
Investments, Inc.                         company, since ______.  From _____ to                        Inc., Ultralife
1200 River Road,                          2003, Ms. Cholmondeley was an independent                       Batteries,
Suite 1000                                strategy consultant.  Prior to 2003, Ms.                     Inc., and Terex
Conshohocken, PA                          Cholmondeley was Vice President and                            Corporation
19428                                     General Manager of Specialty Products at
                                          Sappi Fine Paper North America.

Age 56

C. Brent DeVore           Trustee since   Dr. DeVore is President of Otterbein              84               None
                               1990       College.
c/o Gartmore Global
Investments, Inc.
1200 River Road,
Suite 1000
Conshohocken, PA
19428

Age 63

                                                                                         NUMBER OF
                           POSITION(S)                                                 PORTFOLIOS IN
                          HELD WITH THE                                                THE GARTMORE         OTHER
                            TRUST AND                                                  FUND COMPLEX     DIRECTORSHIPS
                            LENGTH OF      PRINCIPAL OCCUPATION(S) DURING PAST FIVE     OVERSEEN BY    HELD BY TRUSTEE
 NAME, ADDRESS AND AGE    TIME SERVED(1)                    YEARS                         TRUSTEE       OR NOMINEE(2)
----------------------------------------------------------------------------------------------------------------------
Phyllis Kay Dryden           Nominee      Ms. Dryden was a former Managing Partner          84               None
                                          of march FIRST, a global management
c/o Gartmore Global                       consulting firm prior to 2002.
Investments, Inc.
1200 River Road,
Suite 1000
Conshohocken, PA
19428

Age 57

Robert M. Duncan*         Trustee since   Vice President and Secretary Emeritus of          84               None
                            April 1987    The Ohio State University.
c/o Gartmore Global
Investments, Inc.
1200 River Road,
Suite 1000
Conshohocken, PA
19428

Age 76

Barbara L. Hennigar*      Trustee since   Retired since 2000.  Prior thereto, Ms.           84               None
                            July 2000     Hennigar was the Chairman of
c/o Gartmore Global                       OppenheimerFunds Services and Shareholder
Investments, Inc.                         Services Inc.
1200 River Road,
Suite 1000
Conshohocken, PA
19428

Age 69

Barbara I. Jacobs            Nominee      Ms. Jacobs has served as Chairman of the          84               None
                                          Board of Directors of KICAP Network Fund,
c/o Gartmore Global                       a European (United Kingdom) hedge fund,
Investments, Inc.                         since December 2000.  Prior to 2004, Ms.
1200 River Road,                          Jacobs was a Managing Director and
Suite 1000                                European Portfolio Manager with CREF
Conshohocken, PA                          Investments (Teachers Insurance and
19428                                     Annuity Association - College Retirement
                                          Equity Fund).

Age 54

                                                                                         NUMBER OF
                           POSITION(S)                                                 PORTFOLIOS IN
                          HELD WITH THE                                                THE GARTMORE         OTHER
                            TRUST AND                                                  FUND COMPLEX     DIRECTORSHIPS
                            LENGTH OF      PRINCIPAL OCCUPATION(S) DURING PAST FIVE     OVERSEEN BY    HELD BY TRUSTEE
 NAME, ADDRESS AND AGE    TIME SERVED(1)                    YEARS                         TRUSTEE       OR NOMINEE(2)
----------------------------------------------------------------------------------------------------------------------
Thomas J. Kerr IV*        Trustee since   Dr. Kerr is President Emeritus of Kendall         84               None
                           October 1971   College.
c/o Gartmore Global
Investments, Inc.
1200 River Road,
Suite 1000
Conshohocken, PA
19428

Age 70

Douglas F. Kridler        Trustee since   Mr. Kridler has served as the President           84               None
                            September     and Chief Executive Officer of The
c/o Gartmore Global           1997        Columbus Foundation (a Columbus, OH-based
Investments, Inc.                         foundation which manages over 1,300
1200 River Road,                          individual endowment funds) since January
Suite 1000                                2002. Prior thereto, Mr. Kridler was the
Conshohocken, PA                          President of the Columbus Association for
19428                                     the Performing Arts and Chairman of the
                                          Greater Columbus Convention and Visitors
Age 49                                    Bureau.

Michael D. McCarthy          Nominee      Mr. McCarthy serves as: the Founder and           84(4)            None
                                          Chairman of The Eureka Foundation (which
c/o Gartmore Global                       sponsors and funds the "Great Museums"
Investments, Inc.                         series on PBS); and a Partner of
1200 River Road,                          Pineville Properties LLC (a commercial
Suite 1000                                real estate development firm).
Conshohocken, PA
19428

Age 57

David C. Wetmore          Trustee since   Mr. Wetmore is a Managing Director of             84               None
                               1995       Updata Capital, an investment banking and
c/o Gartmore Global                       venture capital firm.
Investments, Inc.
1200 River Road,
Suite 1000
Conshohocken, PA
19428

Age 55

* Pursuant to the Trust's mandatory retirement policy, Mr. Duncan and Dr. Kerr are expected to retire on or about March 2, 2005, and Ms. Hennigar is expected to retire on or about October 12, 2005.

NOMINEES FOR INTERESTED TRUSTEES:

                                                                                         NUMBER OF
                           POSITION(S)                                                 PORTFOLIOS IN
                          HELD WITH THE                                                THE GARTMORE         OTHER
                            TRUST AND                                                  FUND COMPLEX     DIRECTORSHIPS
                            LENGTH OF      PRINCIPAL OCCUPATION(S) DURING PAST FIVE     OVERSEEN BY    HELD BY TRUSTEE
 NAME, ADDRESS AND AGE    TIME SERVED(1)                    YEARS                         TRUSTEE       OR NOMINEE(2)
----------------------------------------------------------------------------------------------------------------------
Paul J. Hondros            Trustee and    Mr. Hondros has been President and Chief          84(5)            None
                            Chairman      Executive Officer of various Gartmore
Gartmore Global            since July     entities, including Gartmore Distribution
Investments, Inc.             2000        Services, Inc. ("GDSI")(5), Gartmore
1200 River Road,                          Investor Services, Inc. ("GISI")(5),
Suite 1000                                Gartmore Morley Capital Management, Inc.
Conshohocken, PA                          ("GMCM")(5), Gartmore Morley Financial
19428                                     Services, Inc. ("GMFS")(5), NorthPointe
                                          Capital, LLC ("NorthPointe")(5), Gartmore
Age 55                                    Global Asset Management Trust ("GGAMT")(5),
                                          Gartmore Global Investments, Inc.
                                          ("GGI")(5), Gartmore Mutual Fund Capital
                                          Trust ("GMFCT")(5), and Gartmore SA Capital
                                          Trust ("GSA")(5); and a Director of
                                          Nationwide Securities, Inc.(5), as well as
                                          several entities within Nationwide
                                          Financial Services, Inc.

Arden L. Shisler             Trustee      Mr. Shisler is the former President and           84           Director of
                              since       Chief Executive Officer of K&B Transport,                      Nationwide
c/o Gartmore Global         February      Inc., a trucking firm, and currently                            Financial
Investments, Inc.             2000        serves as a consultant to K&B Transport,                      Services, Inc.
1200 River Road,                          Inc.; Chairman of the Board for Nationwide
Suite 1000                                Mutual Insurance Company(5), and of
Conshohocken, PA                          Nationwide Financial Services, Inc.(5) since
19428                                     2003.

Age 62

----------
(1) The term of office length is until a trustee resigns or reaches a mandatory retirement age of 70. On March 2, 2000, the Trust adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy. Information regarding length of service provided may include time served as Trustee for the Trust's predecessors (Nationwide Investing Foundation, Nationwide Investing Foundation II, and Financial Horizons Investment Trust).

(2) Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (3) any company subject to the requirements of
      Section 15(d) of the Exchange Act.

(3) Mr. Allen owns a 51% interest in Graimark Realty Advisors, Inc., a 67% owner of G/W Jefferson-St Jean LLC ("Jefferson-St"), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million ("Construction Loan"), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the "Merger"). Bank One Corporation was the parent company of Bank One, N.A. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan

      Investment Management, Inc., subadviser of two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen nor the Trust's management believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen's being deemed to have a "material business relationship" with an investment adviser to the Trust.

(4) Messrs. McCarthy and Hondros are also Administrative Committee Members for The Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA.

(5) This position is held with an affiliated person or principal underwriter of the Trust.

The following tables provide the dollar range of equity securities of each of the Funds and of all funds in the Gartmore Fund Complex beneficially owned by each Trustee and nominee for trustee as of September 30, 2004.

NOMINEES FOR INDEPENDENT TRUSTEES

                                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                                                                     SECURITIES AND/OR SHARES IN ALL
                                                                     REGISTERED INVESTMENT COMPANIES
                              DOLLAR RANGE OF EQUITY SECURITIES    OVERSEEN BY THE TRUSTEE IN GARTMORE
  NAME OF NOMINEE                 AND/OR SHARES IN THE FUNDS                   FUND COMPLEX
-------------------           ---------------------------------    -----------------------------------
Charles E. Allen                              $0                              [$1 - $10,000]
Michael J. Baresich                           $0                                   [$0]
Paula H.J. Cholmondeley                       $0                              [$1 - $10,000]
C. Brent DeVore                               $0                             [over $100,000]
Phyllis Kay Dryden                            $0                                   [$0]
Robert M. Duncan                              $0                             [over $100,000]
Barbara L. Hennigar                           $0                              [$1 - $10,000]
Barbara I. Jacobs                             $0                              [$1 - $10,000]
Thomas J. Kerr IV                             $0                             [over $100,000]
Douglas F. Kridler                            $0                           [$10,001 - $50,000]
Michael D. McCarthy                           $0                                   [$0]
David C. Wetmore                              $0                             [over $100,000]

NOMINEES FOR INTERESTED TRUSTEES

                                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                                                                     SECURITIES AND/OR SHARES IN ALL
                                                                     REGISTERED INVESTMENT COMPANIES
                              DOLLAR RANGE OF EQUITY SECURITIES      OVERSEEN BY TRUSTEE IN GARTMORE
   NAME OF NOMINEE               AND/OR SHARES IN THE FUNDS                   FUND COMPLEX
--------------------          ---------------------------------    -----------------------------------
Paul J. Hondros                        [over $100,000]                       [over $100,000]
Arden L. Shisler                     [$50,001 - $100,000]                    [over $100,000]

None of the nominees for Independent Trustee, nor their immediate family members, owns any securities of: (1) GMFCT and GGAMT, the investment advisers to the Funds (collectively, the "Investment Advisers"); (2) American Century Investments Management, Inc., Gartmore Global Partners, The Dreyfus Corporation, Neuberger

Berman, LLC, Federated Investment Management Company, J.P. Morgan Investment Management Inc., Oberweis Asset Management, Inc., Van Kampen Asset Management Inc., Waddell & Reed Investment Management Company or SSgA Funds Management, Inc., the subadvisers to the Funds (collectively, the "Subadvisers"); (3) GDSI, the Funds' principal underwriter; or (4) any company that controls, or is under common control with, the Investment Advisers, the Subadvisers, or GDSI.

HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?

During the fiscal year ended December 31, 2003, there were four meetings of the Board. Each Trustee then in office attended at least 75% of the total number of meetings of the Board and of the Committees upon which he or she served during the past fiscal year. It is expected that the Board will meet at least quarterly at regularly-scheduled meetings during the current fiscal year. The Board does not currently have a formal policy regarding Trustee attendance at shareholder meetings. No Trustees attended the last shareholders meeting at which Trustees were elected, held in 2000. The Trust is not required to hold annual shareholders meetings.

The Trustees receive fees and reimbursement for expenses of attending Board meetings from the Trust. Each Trustee, except Mr. Hondros, receives an annual retainer for serving as a member of the Board of the Trust (effective January 1, 2004, the annual retainer is $22,500; prior thereto the annual retainer was $15,000) and an annual retainer of $1,500 for serving as a member of any committee of the Board. Additionally, the "Lead Independent Trustee" is paid an annual fee for serving in that role (effective January 1, 2004, the annual retainer is $10,000, prior thereto the annual retainer was $5,000), the Audit Committee Chairperson is paid an annual fee of $3,500, and each other Committee Chairperson is paid an annual fee of $1,000.

Each Trustee also received a flat fee of $2,500 for each in-person Board meeting attended, $2,000 per each in-person Committee meeting, and $1,000 per telephonic Board or Committee meeting if the Lead Independent Trustee or Committee Chairperson determines that the meeting is sufficiently substantive such that the members should be compensated for their preparation and participation. If a Board or Committee meeting for the Trust is held jointly for GMF, then the Trust and GMF will each pay one-half of the meeting fee.

The Compensation Tables below set forth the total compensation paid to the Trustees of the Trust for the fiscal year ended December 31, 2003. In addition, the Compensation Tables set forth the total compensation to be paid to the Trustees from all funds in the Gartmore Fund Complex for the twelve months ended December 31, 2003. The Trust has no pension or retirement benefits.

Trust officers currently receive no compensation from the Trust in their capacity as officers. The Investment Advisers pay the salaries and expenses of Trust officers. Certain Trustees and officers of the Trust are shareholders of the Investment Advisers or one or more of their parent companies and may receive indirect remuneration due to their indirect participation in investment advisory fees and other fees received by the Investment Advisers and affiliates of the Investment Advisers.

INDEPENDENT TRUSTEES

                              AGGREGATE COMPENSATION FROM THE      TOTAL COMPENSATION FOR THE
  NAME OF TRUSTEE                         TRUST                      GARTMORE FUND COMPLEX*
  ---------------             -------------------------------      --------------------------
Charles E. Allen                         $31,000                            $63,000
Michael J. Baresich(1)                      --                                 --
Paula H.J. Cholmondeley                   23,750                             48,750
C. Brent DeVore                           29,500                             59,000
Phyllis Kay Dryden(2)                      N/A                                N/A
Robert M. Duncan                          30,500                             61,000
Barbara L. Hennigar                       31,000                             62,000
Barbara I. Jacobs(2)                       N/A                                N/A
Thomas J. Kerr IV                         31,500                             63,000
Douglas F. Kridler                        32,000                             64,000
Michael D. McCarthy(2)                     N/A                                N/A
David C. Wetmore                          32,500                             66,000

INTERESTED TRUSTEES

                              AGGREGATE COMPENSATION FROM THE      TOTAL COMPENSATION FOR THE
  NAME OF TRUSTEE                         TRUST                      GARTMORE FUND COMPLEX*
  ---------------             -------------------------------      --------------------------
Paul J. Hondros                             $0                                 $0
Arden L. Shisler                          24,500                             49,000

(1) Mr. Baresich was appointed as a Trustee of the Trust effective March 2004. Mr. Baresich, therefore, received no compensation for the fiscal year ended December 31, 2003.

(2) Ms. Dryden, Ms. Jacobs, and Mr. McCarthy are currently nominees for Independent Trustee and were not trustees of the Trust during the past fiscal year. They, therefore, received no compensation for the fiscal year ended December 31, 2003.

* On December 31, 2003, the Gartmore Fund Complex included three trusts comprised of 85 investment company funds or series.

HOW MAY I COMMUNICATE WITH THE BOARD?

Pursuant to the Trust's "Policy Regarding General Shareholder Communications to the Board of Trustees of the Trust" (a copy of which may be found on the Trust's website at http://www.gartmorefunds.com), a shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund or Funds of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: Secretary, Gartmore Variable Insurance Trust, 1200 River Road, Suite 1000, Conshohocken, PA 19428.

The Secretary of the Trust is responsible for collecting, reviewing, and organizing all properly-submitted shareholder communications. With respect to each properly-submitted shareholder communication, the Secretary, in most instances, either will: (i) provide a copy of the communication to the appropriate Committee of the Board or to the full Board, at the Committee's or Board's next regularly-scheduled meeting; or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the appropriate Committee of the Board or to the full Board promptly after receipt.

The Secretary, in good faith, may determine that a shareholder communication should not be provided to the appropriate Committee of the Board or to the full Board, because the communication: (i) does not reasonably relate to the Trust or the Trust's operations, management, activities, policies, service providers, Board of Trustees, or one of the Committees of the Board, officers, or shareholders, or other matters relating to an investment in the Trust; or (ii) is ministerial in nature (such as a request for Trust literature, share data, or financial information).

WHAT ARE THE OTHER COMMITTEES OF THE BOARD OF TRUSTEES?

The Board of Trustees has three standing committees in addition to the NFGC discussed above: (1) the Audit Committee; (2) the Pricing and Valuation Committee; and (3) the Performance Committee. The Audit Committee and its members are discussed below under "ADDITIONAL INFORMATION ABOUT THE TRUST AND THE FUNDS - - AUDIT COMMITTEE."

The purposes of the Pricing and Valuation Committee are: (a) to oversee the implementation and operation of the Trust's Valuation Procedures, applicable to all of the Trust's portfolio securities; and (b) to oversee the implementation and operation of the Trust's Rule 2a-7 Procedures, applicable to the Trust's money market fund series. The Pricing and Valuation Committee met five times during the past fiscal year and currently consists of the following Trustees:
Mr. Baresich (who was not a Trustee of the Trust during the Trust's fiscal year ended December 31, 2003, and who became a Trustee effective as of March 11,
2004), Ms. Hennigar, Mr. Kridler (Chairman), and Mr. Shisler, each of whom is an Independent Trustee other than Mr. Shisler who is an Interested Trustee.

The functions of the Performance Committee are: (1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board, and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Funds, and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; (3) in consultation with management of the Trust, to review such other matters that affect performance, including, for example, fee structures, expense ratios, Rule 12b-1 fees, and administrative service fees, as the Committee deems to be necessary and appropriate; and (4) to review and monitor the performance of the Trust's Funds and the Trust and GVIT, as a whole, in the manner and to the extent directed by the Board of Trustees, recognizing that the ultimate oversight of fund performance shall remain with the full Board of Trustees. This Committee met four times during the past fiscal year and currently consists of the following Trustees: Ms. Hennigar (Chairperson), Mr. Allen, and Mr. Kridler, each of whom is an Independent Trustee.

WHO ARE THE EXECUTIVE OFFICERS OF THE TRUST?

The following table sets forth certain information with respect to the executive officers of the Trust.

                               POSITION(S) HELD
                                WITH THE TRUST
                                 AND LENGTH OF
  NAME, ADDRESS AND AGE           TIME SERVED            PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
  ---------------------        ----------------          ----------------------------------------------
Paul J. Hondros                 Chairman since      Mr. Hondros has been President and Chief Executive Officer
                                July 2000           of various Gartmore entities, including GDSI, GISI, GMCM,
Gartmore Global                                     GMFS, NorthPointe, GGAMT, GGI, GMFCT and GSA, and a Director
Investments, Inc.                                   of Nationwide Securities, Inc., as well as several entities
1200 River Road, Suite                              within Nationwide Financial Services, Inc., each of whom is
1000                                                an affiliated person of the Trust.
Conshohocken, PA 19428

Age 55

Michael A. Krulikowski          Chief Compliance    Since November 1999, Mr. Krulikowski has served as a Vice
                                Officer since       President and Chief Compliance Officer of GGI.  Prior
Gartmore Global                 June 2004           thereto, Mr. Krulikowski served as Chief Compliance Officer
Investments, Inc.                                   of 1717 Capital Management Company/Provident Mutual
1200 River Road,                                    Insurance Company.
Conshohocken, PA 19428

Age 45

Gerald J. Holland               Treasurer since     Mr. Holland is Senior Vice President - Operations for GGI(1),
                                March 2001          GMFCT(1) and GSA(1). Prior to July 2000, Mr. Holland was Vice
Gartmore Global                                     President for First Data Investor Services, an investment
Investments, Inc.                                   company service provider.
1200 River Road,
Conshohocken, PA 19428

Age 52

Eric E. Miller                  Secretary since     Mr. Miller is Senior Vice President, Chief Counsel for GGI(1),
                                December 2002       GMFCT(1), and GSA(1)  since August 2002.  From August 2000 to
Gartmore Global                                     August 2002, Mr. Miller was a Partner with Stradley Ronon
Investments, Inc.                                   Stevens & Young, LLP.  Prior to August 2000, Mr. Miller
1200 River Road                                     served as Senior Vice President and Deputy General Counsel
Conshohocken, PA 19428                              at Delaware Investments.

Age 50

(1) This position is held with an affiliated person or principal underwriter of the Trust.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
             YOU VOTE "FOR" ALL NOMINEES FOR TRUSTEE IN PROPOSAL 1.

PROPOSAL 2 -- APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR THE REORGANIZATION OF THE TRUST FROM A MASSACHUSETTS BUSINESS TRUST TO A DELAWARE STATUTORY TRUST

The Trustees unanimously recommend that you approve an Agreement and Plan of Reorganization (the "Plan"), substantially in the form attached to this proxy statement as EXHIBIT B, which would change the state of organization of the Trust. This proposed change calls for the reorganization of the Trust from a Massachusetts business trust into a newly formed Delaware statutory trust. This proposed reorganization is referred to throughout this proxy statement as the "Reorganization." To implement the Reorganization, the Trustees have approved the Plan, which contemplates the continuation of the current business of the Trust in the form of a new Delaware statutory trust, also named "Gartmore Variable Insurance Trust" (the "DE Trust"). As of the effective date of the Reorganization, the DE Trust will have series that correspond to each of the then current Funds of the Trust and that will have the same names as their corresponding Fund (each a "DE Fund" and, together, the "DE Funds").

WHAT WILL THE REORGANIZATION MEAN FOR THE FUNDS AND THEIR SHAREHOLDERS?

If the Plan is approved by shareholders and the Reorganization is implemented, the DE Funds would have the same investment goals, policies, and restrictions as their corresponding Funds. The Board, including any persons elected under Proposal 1, and officers of the DE Trust would be the same as those of the Trust, and would operate the DE Trust and the DE Funds in essentially the same manner as these persons previously operated the Trust and the Funds. Thus, on the effective date of the Reorganization, you would hold an interest in the applicable DE Fund that is equivalent to your then interest in the corresponding Fund. For all practical purposes, a shareholder's investment in the Trust and the Funds would not change.

WHY ARE THE TRUSTEES RECOMMENDING APPROVAL OF THE PLAN AND THE REORGANIZATION?

The Trustees have determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized a Massachusetts business trusts. Under Delaware law, investment companies are able to simplify their operations by reducing administrative burdens. For example, Delaware law does not require that the Declaration of Trust and any amendments to the Declaration of Trust be filed with the State of Delaware while Massachusetts law requires that the Declaration of Trust and any amendments to the Declaration of Trust be filed with the Commonwealth of Massachusetts and the clerk of the city in Massachusetts in which the fund has a usual place of business. In addition, the simpler Delaware procedures allow the DE Trust to file a one-page Certificate of Trust with the State of Delaware, which rarely needs to be amended. Massachusetts business trusts, like the Trust, are required to file an Officer's Certificate with the Commonwealth of Massachusetts with resolutions adopted by the Board of Trustees of the Trust each time the Board determines to designate and create additional classes of shares of the Trust or to change or eliminate classes of shares of the Trust. Such filings are not required in Delaware. Delaware law also allows greater flexibility in drafting and amending an investment company's governing documents, which can result in greater efficiencies of operation and savings for an investment company and its shareholders. Another advantage of Delaware statutory trusts is greater certainty regarding limiting the liability of shareholders for obligations of the trust or its trustees.

Furthermore, as described below, in Delaware there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to the DE Trust. This could benefit the DE Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Trust's governing documents less likely or, if litigation should be initiated, less burdensome or expensive. Accordingly, the Trustees believe that it is in the best interests of the shareholders to approve the Plan.

HOW DO THE MASSACHUSETTS BUSINESS TRUST LAW AND THE TRUST'S GOVERNING DOCUMENTS COMPARE TO THE DELAWARE STATUTORY TRUST LAW AND THE DE TRUST'S GOVERNING DOCUMENTS?

The following summary compares certain rights and characteristics of the shares of the Trust to the shares of the DE Trust. The summary is qualified in its entirety by the more complete comparisons of Massachusetts business trust law and Delaware statutory trust law, and a comparison of the relevant provisions of the governing documents of the Trust and the DE Trust, attached as EXHIBIT C to this proxy statement, which is entitled "A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW."

Reorganizing the Trust from a Massachusetts business trust to a Delaware statutory trust is expected to provide many benefits to the Trust and its shareholders. Funds formed as Delaware statutory trusts under the Delaware Statutory Trust Act (the "Delaware Act") are granted a significant amount of operational flexibility, resulting in efficiencies of operation that may translate into savings for a fund, such as the DE Trust, and the fund's shareholders. For example, the Delaware Act authorizes trust management to take various actions without requiring shareholder approval if permitted by the governing instrument, such as fund mergers or the sale of all or substantially all of the assets of a trust, or a series thereof (see discussion below). Additionally, unlike Massachusetts business trust law, the Delaware Act permits any amendment to the statutory trust's governing instrument without the need for a state or city filing, which can reduce administrative burdens and costs.

The operations of a Delaware statutory trust formed under the Delaware Act are governed by a declaration of trust and by-laws. The DE Trust's Agreement and Declaration of Trust ("Declaration of Trust") and By-Laws streamline some of the provisions in the Trust's Declaration of Trust and By-Laws, and, thus, should lead to enhanced flexibility in management and administration as compared to the Trust's current operation as a Massachusetts business trust. As a Delaware statutory trust, the DE Trust may be able to adapt more quickly and cost effectively to new developments in the mutual fund industry and the financial markets.

Moreover, to the extent provisions in the DE Trust's Declaration of Trust and By-Laws are addressed by rules and principles established under Delaware corporate law and the laws governing other Delaware business entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other laws to help interpret provisions of the DE Trust's Declaration of Trust and By-Laws. Applying this body of law to the operation of the DE Trust should prove beneficial because these laws are extensively developed and business-oriented. In addition, Delaware's Chancery Court is dedicated to business law matters, which means that the judges tend to be more specialized in the nuances of the law that will be applied to the DE Trust. These legal advantages tend to make more certain the resolution of legal controversies and help to reduce legal costs resulting from uncertainty in the law.

Shares of the DE Trust and the Trust each have one vote per full share and a proportionate fractional vote for each fractional share. Both the DE Trust and the Trust provide for noncumulative voting in the election of their Trustees. Like the Trust, the DE Trust is not required by its governing instrument to hold annual shareholder meetings. Shareholder meetings may be called at any time by the DE Trust Board, by the chairperson of the DE Trust Board or by the president of the DE Trust for the purpose of taking action upon any matter deemed by the DE Trust Board to be necessary or desirable. To the extent permitted by the 1940 Act, a meeting of the shareholders for the purpose of electing trustees also may be called by the chairperson of the DE Trust Board. With respect to shareholder inspection rights of a fund's books and records, the Trust and the DE Trust each provides certain inspection rights to its shareholders. The DE Trust provides such rights at least to the extent required by applicable law. The Trust provides rights of inspection to the same extent as permitted to shareholders of a Massachusetts business corporation or as required by the 1940 Act.

While shareholders of the DE Trust will have similar distribution and voting rights as they currently have as shareholders of the Trust, there are certain differences. The organizational structures differ in record date parameters for determining shareholders entitled to notice, to vote, and to a distribution. Under the DE Trust's Declaration of Trust, (i) all or substantially all of the DE Trust's assets may be sold to another fund or trust and (ii) the DE Trust or DE Fund may be liquidated or dissolved, in each case by the Trustees without shareholder approval. Under the Trust's Declaration of Trust, shareholder approval is required for each of those actions.

Massachusetts business trust law does not specifically provide that the shareholders of the Trust are not subject to any personal liability for any claims against, or liabilities of, the Trust solely by reason of being or having been a shareholder of the Trust. Under the Delaware Act, shareholders of the DE Trust will be entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

WHAT ARE THE PROCEDURES AND CONSEQUENCES OF THE REORGANIZATION?

Upon completion of the proposed Reorganization, the DE Trust will continue the business of the Trust, and each DE Fund: (i) will have the same investment objectives and policies as those of its corresponding Fund existing on the date of the Reorganization; (ii) will hold the same portfolio of securities previously held by such corresponding Fund; and (iii) will be operated under substantially identical overall management, investment management, distribution, and administrative arrangements as those of its corresponding Fund. As the successor to the Trust's operations, the DE Trust will adopt the Trust's registration statement under the federal securities laws with amendments to show the new Delaware statutory trust structure.

The DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the Trust. To accomplish the Reorganization, the Plan provides that the Trust, on behalf of each Fund, will transfer all of its portfolio securities, any other assets and its liabilities to the DE Trust, on behalf of each corresponding DE Fund. In exchange for these assets and liabilities, the DE Trust will issue shares of each DE Fund to the Trust, which will then distribute those shares pro rata to shareholders of the corresponding Fund. Through this procedure, you will receive exactly the same number, class, and dollar amount of shares of each DE Fund as you held in the corresponding Fund immediately prior to the Reorganization. You will retain the right to any declared, but undistributed, dividends or other distributions payable on the shares of a Fund that you may have had as of the effective date of the Reorganization. As soon as practicable after the date of the Reorganization, the Trust will be dissolved and will cease its existence.

The Trustees may terminate the Plan and abandon the Reorganization at any time prior to the effective date of the Reorganization if the Trustees determine that proceeding with the Reorganization is inadvisable. If the Reorganization is not approved by shareholders of each Fund, or if the Trustees abandon the Reorganization, the Trust will continue to operate as a Massachusetts business trust. If the Reorganization is approved by shareholders, it is expected to be completed in the first half of 2005.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE CURRENT INVESTMENT ADVISORY AGREEMENTS?

As a result of the Reorganization, the DE Trust will be subject to new investment advisory agreements between the DE Trust and the Investment Advisers and to new subadvisory agreements among the DE Trust, the applicable Investment Advisers and the various subadvisers that will be identical in all material respects to the current investment advisory agreements between the Investment Advisers and the Trust and the current subadvisory agreements among the Trust, the Investment Advisers, and the applicable subadvisers, respectively.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE SHAREHOLDER SERVICING AGREEMENTS AND DISTRIBUTION PLANS?

The DE Trust, on behalf of the DE Funds, will enter into an agreement with Gartmore SA Capital Trust ("GSA") and Gartmore Investors Services, Inc. ("GISI"), for fund administration, transfer agency, dividend disbursing, and shareholder services that is substantially identical to the agreement currently in place for the Trust with GSA and GISI. Gartmore Distribution Services, Inc. ("GDSI"), will serve as the distributor for the shares of the DE Funds under a separate underwriting agreement that is substantially identical to the underwriting agreement currently in effect for the Trust with GDSI.

As of the effective date of the Reorganization, each DE Fund will have (1) a distribution plan under Rule 12b-1 of the 1940 Act relating to the distribution of that DE Fund's classes of shares and (2) an administrative services plan, which are identical in all material respects to the distribution plan and administrative services plan, respectively, currently in place for the corresponding classes of shares of each corresponding Fund. It is anticipated that there will be no material change to the distribution or administrative services plans as a result of the Reorganization.

WHAT IS THE EFFECT OF SHAREHOLDER APPROVAL OF THE PLAN?

Under the 1940 Act, the shareholders of a mutual fund must elect trustees and approve the initial investment advisory agreement(s) for the fund. Theoretically, if the Plan is approved by shareholders and the Trust is reorganized to a Delaware statutory trust, the shareholders would need to vote on these two items for the DE Trust. In fact, the DE Trust and the DE Funds must obtain shareholder approval of these items in order to comply with the 1940 Act.

In addition, certain Funds of the Trust employ a "multi-manager" structure which means that the Investment Adviser for those Funds may hire, replace, or terminate one or more subadvisers, not affiliated with the Investment Advisers, without shareholder approval. The Investment Advisers are able to do so pursuant to an order granted to the Trust and the Investment Advisers by the U.S. Securities and Exchange Commission on April 28, 1998 (1940 Act Release No. 23133) (the "Multi-Manager Exemptive Authority"). The use of the Multi-Manager Exemptive Authority for a Fund also requires the initial approval of shareholders of that Fund.

The Trustees, however, have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the Reorganization. The Trustees, therefore, have determined that approval of the Plan also will constitute, for purposes of the 1940 Act, shareholder approval of: (1) the election of the Trustees of the Trust who are in office at the time of the Reorganization as trustees of the DE Trust;
(2) new investment advisory agreements between the DE Trust and the Investment Advisers, which are identical in all material respects to the investment advisory agreements currently in place for the Funds; (3) new subadvisory agreements with respect to those DE Funds that currently have one or more subadvisers that are affiliated with the Investment Advisers, which agreements are identical in all material respects to the subadvisory agreements currently in place for the corresponding Funds; and (4) the use of the Multi-Manager Exemptive Authority by the applicable, corresponding DE Funds.

Prior to the Reorganization, if the Plan is approved by shareholders of the Trust, the officers will cause the Trust, as the sole shareholder of the DE Trust and each DE Fund, to vote its shares FOR the matters specified above. This action will enable the DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

WHAT IS THE CAPITALIZATION AND STRUCTURE OF THE DE TRUST?

The DE Trust was formed as a Delaware statutory trust on September __, 2004 pursuant to the Delaware Act. As of the effective date of the Reorganization, the DE Trust will have separate series, each of which will correspond to the similarly named series of the Trust, each with an unlimited number of shares of beneficial interest without par value authorized. The shares of each DE Fund will be allocated into classes to correspond to the current classes of shares of the corresponding Fund.

As of the effective date of the Reorganization, outstanding shares of the DE Trust will be fully paid, nonassessable, and have no preemptive or subscription rights. The DE Trust will also have the same fiscal year as the Trust.

WHO WILL BEAR THE EXPENSES OF THE REORGANIZATION?

Since the Reorganization will benefit the Trust and its shareholders, the Board has authorized that the expenses incurred in the Reorganization, including the estimated costs associated with soliciting proxies with respect to this proposal, shall be paid by the Trust, whether or not the Reorganization is approved by shareholders.

ARE THERE ANY TAX CONSEQUENCES FOR SHAREHOLDERS?

The Reorganization is designed to be "tax-free" for federal income tax purposes so that you will not experience a taxable gain or loss when the Reorganization is completed. Generally, the basis and holding period of your shares in a DE Fund will be the same as the basis and holding period of your shares in the corresponding Fund. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the DE Trust and the Trust, that, under the Internal Revenue Code of 1986, as amended, the Reorganization will not give rise to the recognition of income, gain, or loss for federal income tax purposes to the Trust, the Funds, the DE Trust, or the DE Funds, or to their shareholders.

As a result of the Reorganization, there may be adverse tax consequences in a foreign jurisdiction, including possible taxes on capital gains and forfeiture of capital loss carry forwards. If a foreign jurisdiction treats the Reorganization as a "sale" and "purchase" of portfolio securities that are registered in that jurisdiction, the applicable Fund may be required to pay taxes on any capital gains arising from the "sale" of those portfolio securities. Similarly, such treatment by a foreign jurisdiction may prevent the Fund from retaining the capital losses it previously incurred on securities registered in that jurisdiction to offset future capital gains, if any, incurred on securities registered in that jurisdiction. The Trust, however, does not believe that any Fund will experience a materially adverse impact as a result of a foreign jurisdiction's tax treatment of the Reorganization.

WHAT IF I CHOOSE TO SELL MY SHARES AT ANY TIME?

A request to sell Fund shares that is received and processed prior to the effective date of the Reorganization will be treated as a redemption of shares of that Fund. A request to sell shares that is received and processed after the effective date of the Reorganization will be treated as a request for the redemption of the same number of shares of the corresponding DE Fund.

WHAT IS THE EFFECT OF MY VOTING "FOR" THE PLAN?

By voting "FOR" the Plan, you will be agreeing to become a shareholder of a mutual fund organized as a Delaware statutory trust, with trustees, investment advisory agreements, a distribution plan, and other service arrangements that are substantially identical to those currently in place for your corresponding Fund or Funds. In addition, you will have the same exchange and conversion rights that you have currently, including counting the time you held shares of a Fund for purposes of calculating any redemption fee on shares you receive of the corresponding DE Fund. The Reorganization will not affect any rights under, or the terms of, any variable contract you may own.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                         THAT YOU VOTE "FOR" PROPOSAL 2.

FURTHER INFORMATION REGARDING THE INVESTMENT ADVISERS AND OTHER SERVICE PROVIDERS TO THE TRUST

THE INVESTMENT ADVISERS

The Investment Advisers and subadvisers for the Funds are as follows:

               Funds advised by GGAMT                     Subadviser, if any
               -----------------------                    ------------------
Gartmore GVIT Developing Markets Fund,              Gartmore Global Partners ("GGP")(1)
Gartmore GVIT Emerging Markets Fund, Gartmore
GVIT Global Financial Services Fund, Gartmore
GVIT Global Utilities Fund, Gartmore GVIT
Global Small Companies Fund and Gartmore GVIT
International Growth Fund

               Funds Advised by GMFCT                                   Subadviser, if any
               ----------------------                                   ------------------
Gartmore GVIT Global Technology and                                           None
Communications Fund, Gartmore GVIT
Government Bond Fund, Gartmore GVIT Growth
Fund, Gartmore GVIT Investor Destinations

Aggressive Fund, Gartmore GVIT Investor
Destinations Moderately Aggressive Fund,
Gartmore GVIT Investor Destinations Moderate
Fund, Gartmore GVIT Investor Destinations
Moderately Conservative Fund, Gartmore GVIT
Investor Destinations Conservative Fund, Gartmore
GVIT Mid Cap Growth Fund, Gartmore GVIT
Money Market Fund, Gartmore GVIT Money
Market Fund II, Gartmore GVIT Nationwide Fund,
Gartmore GVIT Nationwide Leaders Fund, and
Gartmore GVIT U.S. Growth Leaders Fund

Comstock GVIT Value Fund                                      Van Kampen Asset Management, Inc. ("VKAM")

Federated GVIT High Income Bond Fund                           Federated Investment Management Company
                                                                            ("Federated")

Gartmore GVIT Worldwide Leaders Fund                                           GGP(1)

Dreyfus GVIT Mid Cap Index Fund                                   The Dreyfus Corporation ("Dreyfus")

J.P. Morgan GVIT Balanced Fund                               J.P. Morgan Investment Management Inc. ("J.P.
                                                                              Morgan")

Van Kampen GVIT Multi Sector Bond Fund                                         VKAM

GVIT Small Cap Value Fund                                             Dreyfus and J.P. Morgan

GVIT Small Cap Growth Fund                                   Waddell & Reed Investment Management Company
                                                              ("WRIMCO"), and Oberweis Asset Management,
                                                                            Inc. ("OAM")

GVIT Small Company Fund                                      American Century Investments, Inc., Dreyfus,
                                                               MSIM, Neuberger Berman, WRIMCO and GGP

GVIT Equity 500 Index Fund                                          SSgA Funds Management, Inc.

Dreyfus GVIT International Value Fund                                         Dreyfus

------------------
(1)   These subadvisers are affiliated entities of GMFCT and GGAMT.

GMFCT, GGAMT, and GGP are located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. VKAM is located at [__]. Federated is located at [__]. Dreyfus is located at 200 Park Avenue, New York, New York 10166. J.P. Morgan is located at 522 Fifth Avenue, New York, New York 10036. WRIMCO is located at [__]. OAM is located at [__]. American Century Investments, Inc. is located at [__]. Neuberger Berman is located at [__]. SsgA Funds Management, Inc. is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111.

GMFCT is a wholly-owned subsidiary of GGI, which in turn is an indirect, majority-owned subsidiary of GGAMT. GGI is located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by

Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders. The address for Nationwide Corporation, Nationwide Mutual Insurance Company, and Nationwide Mutual Fire Insurance Company is One Nationwide Plaza, Columbus, Ohio 43215.

The following table sets forth the name, address, and principal occupation of the principal executive officer of GMFCT and of the principal executive officers and directors of GGI, the managing unitholder of GMFCT:

FUND ADMINISTRATOR AND TRANSFER AGENT

GSA provides various administrative and accounting services to the Funds, including daily valuation of the Funds' shares and preparation of financial statements, tax returns and regulatory reports. Gartmore Investor Services, Inc. ("GISI") serves as the transfer agent for each of the Funds. GSA and GISI are both located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.

Sub-Administrator and Sub-Transfer Agent. GSA and GISI have entered into a Sub-Administration Agreement and a Sub-Transfer Agent Agreement with BISYS Fund Services Ohio, Inc. ("BISYS"), effective September 1, 1999, to provide certain fund administration and transfer agency services for each of the Funds.

DISTRIBUTOR

Gartmore Distribution Services, Inc. ("GDSI") serves as the Funds' principal underwriter. In its capacity as principal underwriter, GDSI receives purchase orders and redemption requests relating to shares of each of the Funds. GDSI receives fees from the Funds under a Distribution Plan adopted under Rule 12b-1 of the 1940 Act in connection with the sale and distribution of the Funds' Class II and Class VI Shares and on all shares of Gartmore GVIT Money Market Fund II.

ADDITIONAL INFORMATION ABOUT THE TRUST AND THE FUNDS

PRINCIPAL SHAREHOLDERS

On the Record Date, [the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of any Fund.]

As of the Record Date, to the Trust's knowledge, no person, other than those listed on EXHIBIT E to this Proxy Statement, had or shared voting or investment power over more than 5% of the outstanding shares of any class of any Fund.

AUDIT COMMITTEE

AUDIT COMMITTEE AND INDEPENDENT AUDITORS. The Trust's Audit Committee is responsible for the selection of the Trust's independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal accounting. The Audit Committee is also responsible for: (a) acting as a liaison between the Trust's independent auditors and the Board; (b) approving the engagement of the Trust's independent auditors (i) to render audit and non-audit services for the Trust and (ii) to render non-audit services for the Investment Advisers (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with one of the Investment Advisers if the engagement relates to the Trust's operations and financial reporting; and (c) meeting and considering the reports of the Trust's independent auditors. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit.

The Audit Committee consists of Paula H.J. Cholmondeley (Chairperson), Charles
E. Allen, and David C. Wetmore, each of whom is an Independent Trustee. The Audit Committee met four times during the past fiscal year. The Audit Committee and the Board selected the firm of PriceWaterhouseCoopers LLP ("PwC") as independent auditors of the Trust for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if PwC wishes, and will be available should any matter arise requiring PwC's presence.

AUDIT FEES. The aggregate fees billed by PwC for professional services rendered by PwC for the audit of the Trust's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $[____________] for the fiscal year ended December 31, 2003, and $[____________] for the fiscal year ended December 31, 2002.

AUDIT-RELATED FEES. The aggregate fees billed by PwC for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Trust's financial statements and are not reported under "AUDIT FEES" above were $[____________] for the fiscal year ended December 31, 2003, and $[____________] for the fiscal year ended December 31, 2002. The services for which these fees were paid included[________________________].

[In addition, the Audit Committee pre-approved PwC's engagements for audit-related services with the Investment Advisers and certain entities controlling, controlled by, or under common control with the Investment Advisers that provide ongoing services to the Trust, which engagements related directly to the operations and financial reporting of the Trust. The fees for these services were $[____________] for the fiscal year ended December 31, 2003, and $[____________] for the fiscal year ended December 31, 2002.] [None of the above services were provided pursuant to the de minimis exception of the auditor independence standards.]

TAX FEES. The aggregate fees billed by PwC for professional services rendered by PwC for tax compliance, tax advice, and tax planning were $[____________] for the fiscal year ended December 31, 2003, and $[____________] for the fiscal year ended

December 31, 2002. The services for which these fees were paid included [________________________________________________].

[In addition, the Audit Committee pre-approved PwC's engagements for tax services with the Investment Advisers and certain entities controlling, controlled by, or under common control with the Investment Advisers that provide ongoing services to the Trust, which engagements related directly to the operations and financial reporting of the Trust. The fees for these services were $[____________] for the fiscal year ended December 31, 2003, and $[____________] for the fiscal year ended December 31, 2002.] [None of the above services were provided pursuant to the de minimis exception of the auditor independence standards.]

ALL OTHER FEES. The aggregate fees billed for products and services provided by PwC, other than the services reported above, were $[____________] for the fiscal year ended December 31, 2003, and $[____________] for the fiscal year ended December 31, 2002. The services for which these fees were paid included [___________________].

[In addition, the Audit Committee also pre-approved PwC's engagements for other services with the Investment Advisers and certain entities controlling, controlled by, or under common control with the Investment Advisers that provide ongoing services to the Trust, which engagements related directly to the operations and financial reporting of the Trust. The fees for these services were $[____________] for the fiscal year ended December 31, 2003, and $[____________] for the fiscal year ended December 31, 2002.] [None of the above services were provided pursuant to the de minimis exception of the auditor independence standards.]

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. The Audit Committee of the Trust has adopted Pre-Approval Policies and Procedures (the "Pre-Approval Procedures"). Pursuant to these Pre-Approval Procedures, the Audit Committee is required to pre-approve all audit services and non-audit services provided to the Trust by PwC, as well as non-audit services provided by PwC to the Investment Advisers and affiliates of the Investment Advisers that provide ongoing services to the Trust (the "Service Affiliates") if the services directly impact the Trust's operations and financial reporting.

Generally speaking, the Pre-Approval Procedures call for the Audit Committee to approve the engagement of an auditor (such as PwC) to certify the Trust's financial statements for each fiscal year and permit the Audit Committee to pre-approve non-audit services to the Trust and the Trust's Service Affiliates on a project-by-project basis. The Pre-Approval Procedures also provide that a member of the Audit Committee, who is also an Independent Trustee (a "designated member"), may approve non-audit services or proposed material changes to these services and lists the factors to be considered by the designated member when making such decisions.

AGGREGATE NON-AUDIT FEES. [The aggregate non-audit fees billed by PwC for services rendered to the Trust, to the Investment Advisers, or to any entity controlling, controlled by, or under common control with the Investment Advisers that provides ongoing services to the Trust were $[____________] for the fiscal year ended December 31, 2003, and $[____________] for the fiscal year ended December 31, 2002. The Audit Committee has determined that the provision of non-audit services to the Investment Advisers, and any entity controlling, controlled by or under common control with the Investment Advisers that provides ongoing services to the Trust, that were not pre-approved by the Audit Committee is compatible with maintaining the independence of PwC.]

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

SOLICITATION OF PROXIES The Trust will pay all of the costs in connection with the solicitation of proxies from shareholders of the Trust and voting instructions from variable contract owners, including the fees of a proxy solicitation firm. The Trust has engaged a professional proxy solicitation firm to solicit proxies and voting instructions from variable contract owners at an estimated cost of $300,000, including out-of-pocket expenses. The Trust expects that the solicitation will be primarily by mail, but also may include telephone, facsimile, electronic, or other means of communications. If the Trust does not receive your proxy or your Participating Insurance Company does not receive your voting instructions by a certain time, you may receive a telephone call from [___________] asking you to vote. The Trust does not reimburse Trustees and officers of the Trust or regular employees and agents of the Investment Advisers or the Participating Insurance Companies involved in the solicitation of proxies or voting instructions.

QUORUM With respect to the actions to be taken by the shareholders of the Funds on the matters described in this Proxy Statement, the presence in person or by proxy of shareholders entitled to cast a majority of the shares of the Trust or Fund on a particular Proposal at the Meeting shall constitute a quorum for purposes of voting upon such Proposal at the Meeting. Abstentions shall be treated as votes present for purposes of determining whether a quorum exists. For purposes of determining whether a proposal has been approved for the Trust or a Fund, abstentions will have the effect of a vote "against" Proposal 2 but no effect with respect to Proposal 1.

The rules of the SEC require that the Trust disclose in this Proxy Statement the effect of "broker non-votes." Broker non-votes are shares for which a broker holding such shares for a beneficial owner has not received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto. As described above, however, the Participating Insurance Companies, as the shareholders of record of all of the Trust's shares, are required to vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against, or abstain) to those for which timely instructions are received by the Participating Insurance Company. Broker non-votes, therefore, will be so voted by a Participating Insurance Company just as any other shares for which the Participating Insurance Company does not receive voting instructions.

METHODS OF TABULATION Proposal 1, the election of Trustees, requires the affirmative vote of the holders of a plurality of the shares voted at the Meeting (and will be voted upon by all shareholders as a group without regard to Fund). Proposal 2, to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from an Ohio business trust to a Delaware statutory trust, requires the affirmative vote of a majority of the outstanding shares of the Trust.

ADJOURNMENT If a quorum is not present at the Meeting for a particular Proposal, or if a quorum is present but sufficient votes to approve such Proposal are not received, then the persons named as proxies may vote to approve those Proposals for which sufficient votes have been received and may propose one or more adjournments of the Meeting to permit further solicitation of proxies for those Proposals for which sufficient votes have NOT been received; provided, that the persons named as proxies determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders.

SHAREHOLDER PROPOSALS Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office a reasonable time before the Trust begins to print and mail its proxy materials for such meeting in order for such proposal to be considered for inclusion in the Trust's proxy statement and form or forms of proxy relating to such meeting. Proposals received thereafter will be considered untimely and will not be considered for inclusion in such proxy materials.

                                                                       EXHIBIT A

                             SHAREHOLDER INFORMATION
                            AS OF SEPTEMBER 30, 2004

                 FUND                                           NUMBER OF SHARES
                 ----                                           ----------------
Comstock GVIT Value Fund:
     Class I shares
     Class II shares
     Class IV shares

         Total
Dreyfus GVIT International Value Fund:
     Class I shares
     Class II shares
     Class III shares
     Class IV shares
     Class VI shares

         Total
Dreyfus GVIT Mid Cap Index Fund:
     Class I shares
     Class II shares
     Class III shares

         Total
Federated GVIT High Income Bond Fund:
     Class I shares
     Class III shares

         Total

Gartmore GVIT Developing Markets Fund:
     Class I shares
     Class II shares

         Total

Gartmore GVIT Emerging Markets Fund:
     Class I shares
     Class II shares
     Class III shares
     Class VI shares

         Total

Gartmore GVIT Global Financial Services Fund:
     Class I shares
     Class II shares
     Class III shares

         Total

                 FUND                                           NUMBER OF SHARES
                 ----                                           ----------------
Gartmore GVIT Global Health Sciences Fund:
     Class I shares
     Class II shares
     Class III shares
     Class VI shares

         Total

Gartmore GVIT Global Technology and
Communications Fund:
     Class I shares
     Class II shares
     Class III shares
     Class VI shares

         Total

Gartmore GVIT Global Utilities Fund:
     Class I shares
     Class II shares
     Class III shares

         Total

Gartmore GVIT Government Bond Fund:
     Class I shares
     Class II shares
     Class III shares
     Class IV shares

         Total

Gartmore GVIT Growth Fund:
     Class I shares
     Class IV shares

         Total

Gartmore GVIT International Growth Fund:
     Class I shares
     Class II shares
     Class III shares

         Total

Gartmore GVIT Investor Destinations Aggressive
Fund:
     Class II shares
     Class VI shares

         Total

                 FUND                                           NUMBER OF SHARES
                 ----                                           ----------------
Gartmore GVIT Investor Destinations Moderately
Aggressive Fund:
     Class II shares
     Class VI shares

         Total

Gartmore GVIT Investor Destinations Moderate Fund:
     Class II shares
     Class VI shares

         Total

Gartmore GVIT Investor Destinations Moderately
Conservative Fund:
     Class II shares
     Class VI shares

         Total

Gartmore GVIT Investor Destinations Conservative
Fund:
     Class II shares
     Class VI shares

         Total

Gartmore GVIT Mid Cap Growth Fund:
     Class I shares
     Class II shares
     Class III shares
     Class IV shares

         Total

Gartmore GVIT Money Market Fund:
     Class I shares
     Class IV shares
     Class V shares

         Total

Gartmore GVIT Money Market Fund II:

         Total

Gartmore GVIT Nationwide Fund:
     Class I shares
     Class II shares
     Class III shares
     Class IV shares

         Total

                 FUND                                           NUMBER OF SHARES
                 ----                                           ----------------
Gartmore GVIT Nationwide Leaders Fund:
     Class I shares
     Class II shares
     Class III shares

         Total

Gartmore GVIT U.S. Growth Leaders Fund:
     Class I shares
     Class II shares
     Class III shares

         Total

Gartmore GVIT Worldwide Leaders Fund:
     Class I shares
     Class II shares
     Class III shares

         Total

GVIT Equity 500 Index Fund:
     Class I shares
     Class II shares
     Class IV shares

         Total

GVIT Small Company Fund:
     Class I shares
     Class II shares
     Class III shares
     Class IV shares

         Total

GVIT Small Cap Growth Fund:
     Class I shares
     Class II shares
     Class III shares

         Total

GVIT Small Cap Value Fund:
     Class I shares
     Class II shares
     Class III shares
     Class IV shares

         Total

                 FUND                                           NUMBER OF SHARES
                 ----                                           ----------------
J.P. Morgan GVIT Balanced Fund:
     Class I shares
     Class IV shares

         Total

Van Kampen GVIT Multi Sector Bond Fund:
     Class I shares
     Class III shares

         Total

                                                                       EXHIBIT B

              FORM OF AGREEMENT AND PLAN OF REORGANIZATION BETWEEN
               GARTMORE VARIABLE INSURANCE TRUST, A MASSACHUSETTS
             BUSINESS TRUST, AND GARTMORE VARIABLE INSURANCE TRUST,
                           A DELAWARE STATUTORY TRUST

            This Agreement and Plan of Reorganization (this "Agreement") is made as of this ___ day of ________, 2004 by and between GARTMORE VARIABLE INSURANCE TRUST, a Massachusetts business trust (the "MA-Trust"), and GARTMORE VARIABLE INSURANCE TRUST, a Delaware statutory trust (the "DE-Trust") (the MA-Trust and the DE-Trust are hereinafter collectively referred to as the "parties").

            In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

      1.    PLAN OF REORGANIZATION.

            (a) Upon satisfaction of the conditions precedent described in
Section 3 hereof, the MA-Trust, on behalf of itself and its 32 separately designated series, as listed on Exhibit A hereto (collectively, the "MA-Funds"), will convey, transfer and deliver to the DE-Trust, on behalf of each of its separately designated series (collectively, the "DE-Funds") (each of which corresponds to the MA-Fund with the same name, as set forth in Exhibit A), at the closing provided for in Section 2 (hereinafter referred to as the "Closing"), all of the MA-Trust's then-existing assets, including the assets of the MA-Funds (the "Assets"). In consideration thereof, the DE-Trust, on behalf of each DE-Fund, agrees at the Closing (i) to assume and pay when due all obligations and liabilities of the corresponding MA-Fund (including such MA-Fund's pro rata portion of any obligation and liability of the MA Trust), existing on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with this Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any (collectively, the "Liabilities"), such Liabilities to become the obligations and liabilities of the corresponding DE-Fund; and (ii) to deliver to the MA-Trust, on behalf of each MA-Fund, in accordance with paragraph (b) of this Section 1, full and fractional shares of each class of shares of beneficial interest, without par value, of the corresponding DE-Fund, equal in number to the number of full and fractional shares of the corresponding class of shares of beneficial interest, no par value, of that MA-Fund outstanding at the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the business day immediately preceding the Effective Date of the Reorganization. The reorganizations contemplated hereby are each intended to qualify as a reorganization within the meaning of
Section 368 of the Internal Revenue Code of 1986, as amended ("Code"). The MA-Trust, on behalf of each MA-Fund, shall distribute to the MA-Funds' shareholders the shares of the corresponding DE-Funds in accordance with this Agreement and the resolutions of the Board of Trustees of the MA-Trust (the "Board of Trustees") authorizing the transactions contemplated by this Agreement.

            (b) In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the DE-Trust will establish an open account on the records of the DE-Funds for each shareholder of the corresponding MA-Funds and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the appropriate class of the DE-Funds equal to the number of full and fractional shares of beneficial interest such shareholder holds in the corresponding class of the corresponding MA-Funds at the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization. Fractional shares of the DE-Funds will be carried to the third decimal place. At the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of each class of shares of each DE-Fund shall be deemed to be the same as the net asset value per share of the corresponding class of shares of the corresponding MA-Fund. On the Effective Date of the Reorganization, each certificate representing shares of a class of an MA-Fund will be deemed to represent the same number of shares of the corresponding class of the corresponding DE-Fund. Simultaneously with the crediting of the shares of the DE-Funds to the shareholders of record of the corresponding MA-Funds, the shares of the MA-Funds held by such shareholders shall be cancelled.

            (c) As soon as practicable after the Effective Date of the Reorganization, the MA-Trust shall take all necessary steps under Massachusetts business trust law to effect a complete dissolution of the MA-Trust.

            (d) The expenses of entering into and carrying out this Agreement will be borne by the MA-Trust to the extent not paid by its investment advisers or their affiliates.

      2.    CLOSING AND EFFECTIVE DATE OF THE REORGANIZATION.

            The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets to the DE-Trust, on behalf of the DE-Funds, in exchange for the assumption and payment, when due, by the DE-Trust, on behalf of the DE-Funds, of the Liabilities of the corresponding MA-Funds; and (ii) the issuance and delivery of the DE-Funds' shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the MA-Trust at which this Agreement is considered and approved, or (b) such later date as the parties may mutually agree ("Effective Date of the Reorganization"). Solely for purposes of subsection (a) above, the effectiveness of one or more post-effective amendments to the MA-Trust's Registration Statement as described below in Section 3(b)(i) shall not be deemed to be a necessary regulatory approval.

      3.    CONDITIONS PRECEDENT.

            The obligations of the MA-Trust and the DE-Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

            (a) Such authority and orders from the U.S. Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

            (b) (i) One or more post-effective amendments to the MA-Trust's Registration Statement on Form N-1A ("Registration Statement") under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended ("1940 Act"), containing such amendments to such Registration Statement as are determined under the supervision of the Board of Trustees to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission; (ii) the DE-Trust shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent post-effective amendment or amendments to the MA-Trust's Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated); and (iv) an amendment of the Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act ("Form N-8A") reflecting the change in legal form of the MA-Trust to a Delaware statutory trust shall have been filed with the Commission and the DE-Trust shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

            (c) Each party shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the Commonwealth of Massachusetts and the State of Delaware, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Stradley, Ronon, Stevens & Young, LLP, the reorganizations contemplated by this Agreement each qualify as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the MA-Funds, the DE-Funds or the shareholders of the MA-Funds or the DE-Funds;

            (d) The MA-Trust shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the MA-Trust, to the effect that (i) the DE-Trust is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite statutory trust action of the DE-Trust and this Agreement, assuming due execution and delivery by the DE-Trust, is a legal, valid and binding agreement of the DE-Trust in accordance with its terms; and
(iii) the shares of the DE-Trust to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the DE-Trust;

            (e) The DE-Trust shall have received the opinion of [Counsel,] dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the DE-Trust, to the effect that: (i) the MA-Trust is validly existing and is in [good standing] under the laws of the Commonwealth of Massachusetts; (ii) the MA-Trust is an open-end investment company of the management type registered under the 1940 Act; and (iii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite business trust action of the MA-Trust and this Agreement, assuming due execution and delivery by the MA-Trust, is a legal, valid and binding agreement of the MA-Trust in accordance with its terms;

            (f) The shares of the DE-Funds are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the corresponding MA-Funds are currently eligible for offering to the public so as to permit the issuance and delivery by the DE-Trust, on behalf of the DE Funds, of the shares contemplated by this Agreement to be consummated;

            (g) This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Board of Trustees and the shareholders of the MA-Trust;

            (h) The shareholders of the MA-Trust shall have voted to direct the MA-Trust to vote, and the MA-Trust shall have voted, as sole shareholder of each class of the DE-Trust, to:

                  (1) Elect as Trustees of the DE-Trust the following individuals: Messrs. Charles E. Allen, Michael J. Baresich, C. Brent DeVore, Robert M. Duncan, Paul J. Hondros, Thomas J. Kerr, Douglas F. Kridler, Michael
D. McCarthy, David C. Wetmore, and Arden L. Shisler, Ms. Paula H.J. Cholmondeley, Ms. Phyllis Kay Dryden, Ms. Barbara L. Hennigar and Ms. Barbara I. Jacobs;

                  (2) Approve an Investment Advisory Agreement between Gartmore Mutual Fund Capital Trust ("GMFCT") and the DE-Trust which is substantially identical to the then-current Investment Advisory Agreement, as amended to date, between GMFCT and the MA-Trust;

                  (3) Approve an Investment Advisory Agreement between Gartmore Global Asset Management Trust ("GGAMT") and the DE-Trust, which is substantially identical to the then-current Investment Advisory Agreement, as amended to date, between GGAMT and the MA-Trust; and

                  (4) Approve a Sub-Advisory Agreement between GGAMT and Gartmore Global Partners ("GGP"), which is substantially identical to the then-current Sub-Advisory Agreement between GGAMT and GGP with respect to certain MA-Funds;

                  (5) Approve a Sub-Advisory Agreement between GMFCT and GGP, which is substantially identical to the then-current Sub-Advisory Agreement between GMFCT and GGP with respect to certain MA-Funds;

            (i) The Trustees of the DE-Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions at a meeting duly called for such purposes:

                  (1) Approval of the Investment Advisory Agreements described in paragraphs (h)(2) and (3) of this Section 3 between GMFCT and GGAMT (as the case may be) and the DE-Trust;

                  (2) Approval of the Sub-Advisory Agreements described in paragraph (h)(4) and (5) of this Section 3 hereof;

                  (3) Approval of the assignment to the DE-Trust of the Global Custody Agreement, dated April 4, 2003, as amended to date, between JP Morgan Chase Bank and the MA-Trust;

                  (4) Selection of PricewaterhouseCoopers LLP as the DE-Trust's independent auditors for the fiscal year ending December 31, [2005;]

                  (5) Approval of a Fund Administration and Transfer Agency Agreement among the DE-Trust, Gartmore SA Capital Trust and Gartmore Investors Services, Inc.;

                  (6) Approval of an Underwriting Agreement between the DE-Trust and Gartmore Distribution Services, Inc. ("GDSI");

                  (7) Approval of forms of Fund Participation Agreement between GDSI and various insurance companies as such forms are used to date;

                  (8) Approval of (a) the Distribution Plan by the DE-Trust pursuant to Rule 12b-1 under the 1940 Act; (b) the Administrative Services Plan by the DE-Trust; and (c) the Rule 18f-3 Plan by the DE-Trust;

                  (9) Authorization of the issuance by the DE-Trust, on behalf of each DE Fund, prior to the Effective Date of the Reorganization, of one share of each class of shares of beneficial interest of each DE-Fund to the corresponding MA-Fund in consideration for the payment of $1.00 for each such share for the purpose of enabling the MA-Trust to vote on the matters referred to in paragraph (h) of this Section 3;

                  (10) Submission of the matters referred to in paragraph (h) of this Section 3 to the MA-Trust as sole shareholder of each class of each DE Fund; and

                  (11) Authorization of the issuance and delivery by the DE-Trust, on behalf of each DE-Fund, of shares of the DE-Funds on the Effective Date of the Reorganization and the assumption by the DE-Funds of the Liabilities of the corresponding MA-Funds in exchange for the Assets of the corresponding MA-Funds pursuant to the terms and provisions of this Agreement.

            At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Board of Trustees, if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the MA-Trust under this Agreement.

      4.    DISSOLUTION OF THE MA-TRUST.

            Promptly following the consummation of the distribution of each class of shares of the DE-Funds to holders of the corresponding class of shares of the corresponding MA-Funds under this Agreement, the officers of the MA-Trust shall take all steps necessary under Massachusetts business trust law to dissolve its business trust status, including publication of any necessary notices to creditors, and filing for record with the Secretary of the Commonwealth of Ohio of a Notice of withdrawal.

      5.    TERMINATION.

            The Board of Trustees may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the MA-Trust, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

      6.    ENTIRE AGREEMENT.

            This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

      7.    FURTHER ASSURANCES.

            The MA-Trust and the DE-Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

      8.    COUNTERPARTS.

            This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

      9.    GOVERNING LAW.

            This Agreement and the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

            IN WITNESS WHEREOF, the MA-Trust and the DE-Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President, all as of the day and year first-above written.

                                         GARTMORE VARIABLE INSURANCE TRUST, a
                                         Massachusetts business trust

                                         By ____________________________
                                            Name:
                                            Title:

                                         GARTMORE VARIABLE INSURANCE TRUST, a
                                         Delaware statutory trust

                                         By _____________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT A

                                                         CORRESPONDS
                MA-FUNDS                                      TO:                        DE-FUNDS
                --------                                 -----------                     --------
Comstock GVIT Value Fund                                               Comstock GVIT Value Fund

Dreyfus GVIT International Value Fund                                  Dreyfus GVIT International Value Fund

Dreyfus GVIT Mid Cap Index Fund                                        Dreyfus GVIT Mid Cap Index Fund

Federated GVIT High Income Bond Fund                                   Federated GVIT High Income Bond Fund

Gartmore GVIT Developing Markets Fund                                  Gartmore GVIT Developing Markets Fund

Gartmore GVIT Emerging Markets Fund                                    Gartmore GVIT Emerging Markets Fund

Gartmore GVIT Global Financial Services Fund                           Gartmore GVIT Global Financial Services Fund

Gartmore GVIT Global Health Sciences Fund                              Gartmore GVIT Global Health Sciences Fund

Gartmore GVIT Global Small Companies Fund                              Gartmore GVIT Global Small Companies Fund

Gartmore GVIT Global Technology and Communications Fund                Gartmore GVIT Global Technology and Communications Fund

Gartmore GVIT Global Utilities Fund                                    Gartmore GVIT Global Utilities Fund

Gartmore GVIT Government Bond Fund                                     Gartmore GVIT Government Bond Fund

Gartmore GVIT Growth Fund                                              Gartmore GVIT Growth Fund

Gartmore GVIT International Growth Fund                                Gartmore GVIT International Growth Fund

Gartmore GVIT Investor Destinations Aggressive Fund                    Gartmore GVIT Investor Destinations Aggressive Fund

Gartmore GVIT Investor Destinations Moderately                         Gartmore GVIT Investor Destinations Moderately
 Aggressive Fund                                                         Aggressive Fund

Gartmore GVIT Investor Destinations Moderate Fund                      Gartmore GVIT Investor Destinations Moderate Fund

Gartmore GVIT Investor Destinations Moderately                         Gartmore GVIT Investor Destinations Moderately
 Conservative Fund                                                      Conservative Fund

Gartmore GVIT Investor Destinations Conservative Fund                  Gartmore GVIT Investor Destinations Conservative Fund

Gartmore GVIT Mid Cap Growth Fund                                      Gartmore GVIT Mid Cap Growth Fund

Gartmore GVIT Money Market Fund                                        Gartmore GVIT Money Market Fund

Gartmore GVIT Money Market Fund II                                     Gartmore GVIT Money Market Fund II

                                                    CORRESPONDS
                MA-FUNDS                                 TO:                             DE-FUNDS
                --------                            -----------                          --------
Gartmore GVIT Nationwide Fund                                       Gartmore GVIT Nationwide Fund

Gartmore GVIT Nationwide Leaders Fund                               Gartmore GVIT Nationwide Leaders Fund

Gartmore GVIT U.S. Growth Leaders Fund                              Gartmore GVIT U.S. Growth Leaders Fund

Gartmore GVIT Worldwide Leaders Fund                                Gartmore GVIT Worldwide Leaders Fund

GVIT Equity 500 Index Fund                                          GVIT Equity 500 Index Fund

GVIT Small Company Fund                                             GVIT Small Company Fund

GVIT Small Cap Growth Fund                                          GVIT Small Cap Growth Fund

GVIT Small Cap Value Fund                                           GVIT Small Cap Value Fund

J.P. Morgan GVIT Balanced Fund                                      J.P. Morgan GVIT Balanced Fund

Van Kampen GVIT Multi Sector Bond Fund                              Van Kampen GVIT Multi Sector Bond Fund

                                                                       EXHIBIT C

                A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW

                                A COMPARISON OF:

                 THE LAW GOVERNING DELAWARE STATUTORY TRUSTS AND
           THE CHARTER DOCUMENTS OF GARTMORE VARIABLE INSURANCE TRUST
                                 UNDER SUCH LAW

                                      WITH

               THE LAW GOVERNING MASSACHUSETTS BUSINESS TRUSTS AND
           THE CHARTER DOCUMENTS OF GARTMORE VARIABLE INSURANCE TRUST
                                 UNDER SUCH LAW

                           DELAWARE STATUTORY TRUST                 MASSACHUSETTS BUSINESS TRUST
                           ------------------------                 ----------------------------
GOVERNING          A Delaware statutory trust (a "DST") is    A Massachusetts business trust (an
DOCUMENTS/         formed by a governing instrument and the   "MBT") is created by filing a
GOVERNING BODY     filing of a certificate of trust with      declaration of trust with the Secretary
                   the Delaware Secretary of State. The       of the Commonwealth of the Commonwealth
                   Delaware law governing a DST is referred   of Massachusetts and with the clerk of
                   to in this comparison as the "Delaware     every city or town in Massachusetts
                   Act."                                      where the trust has a usual place of
                                                              business.

                   A DST is an unincorporated association     An MBT is an unincorporated association
                   organized under the Delaware Act whose     organized under the Massachusetts
                   operations are governed by its governing   statute governing business trusts (the
                   instrument (which may consist of one or    "Massachusetts Statute") and is
                   more instruments). Its business and        considered to be a hybrid, having
                   affairs are managed by or under the        characteristics of both corporations and
                   direction of one or more trustees          common law trusts.  An MBT's operations
                   (referred to herein as the "trustees" or   are governed by a trust instrument and
                   the "board").                              by-laws.  The business and affairs of an
                                                              MBT are managed by or under the
                                                              direction of a board of trustees
                                                              (referred to herein as the "trustees" or
                                                              "the board").

                   If a DST is, becomes, or will become,
                   prior to or within 180 days following
                   its first issuance of beneficial
                   interests, a registered investment
                   company under the Investment Company Act of 1940, as amended (the "1940 Act"), such DST is not required to have a trustee who is a resident of Delaware or who has a principal place of business in Delaware; provided that notice that the DST is or will become such a registered investment company is set forth in the DST's certificate of trust and the DST has a registered office and a registered agent for service of process in Delaware.

                   The governing instrument for the DST,      The governing instrument for the MBT,
                   Gartmore Variable Insurance Trust (the     Gartmore Variable Insurance Trust (the
                   "DE Trust"), is comprised of an            "Trust"), is comprised of an Amended
                   agreement and declaration of trust         Declaration of Trust

                           DELAWARE STATUTORY TRUST                 MASSACHUSETTS BUSINESS TRUST
                           ------------------------                 ----------------------------
                   (the  "DE Declaration") and by-laws (the   (the "MA Declaration") and Amended By-Laws
                   "DE  By-Laws"). The DE Trust's             (the "MA By-Laws"). The Trust's governing body
                   governing body is the board.               is a board of trustees.

                   Each trustee of the DE Trust holds         The MA Declaration provides that, except in
                   office for the lifetime of the DE Trust    the event of resignation or removal (as
                   or until such trustee's earlier death,     described below), each trustee shall hold
                   resignation, removal, retirement or        office until the next meeting of shareholders
                   inability otherwise to serve, or, if       and until his successor is elected and
                   sooner than any such events, until the     qualified to serve as trustee.
                   next meeting of shareholders called for
                   the purpose of electing trustees, or
                   consent of shareholders in lieu thereof
                   for the election of trustees, and until
                   the election and qualification of his or
                   her successor.

DESIGNATION OF     Under the Delaware Act, the ownership      Under the Massachusetts Statute, the
OWNERSHIP SHARES   interests in a DST are denominated as      ownership interests in an MBT are
OR INTERESTS       "beneficial interests" and are held by     denominated as "beneficial interests"
                   "beneficial owners." However, there is     and are held by "beneficial owners."
                   flexibility as to how a governing          However, there is flexibility as to how
                   instrument refers to "beneficial           a governing instrument refers to
                   interests" and "beneficial owners" and     "beneficial interests" and "beneficial
                   the governing instrument may identify      owners" and the governing instrument may
                   "beneficial interests" and "beneficial     identify "beneficial interests" and
                   owners" as "shares" and "shareholders,"    "beneficial owners" as "shares" and
                   respectively.                              "shareholders," respectively.

                   The DE Trust's beneficial interests,       The Trust's beneficial interests,
                   without par value, are designated as       without par value, are designated as
                   "shares" and its beneficial owners are     "shares" and its beneficial owners are
                   designated as "shareholders." This         designated as "shareholders." This
                   comparison will use the "share" and        comparison will use the "share" and
                   "shareholder" terminology.                 "shareholder" terminology.

SERIES AND         Under the Delaware Act, the governing      The Massachusetts Statute permits an MBT
CLASSES            instrument may provide for classes,        to issue one or more series or classes
                   groups or series of shares, shareholders   of beneficial interest.  The
                   or trustees, having such relative          Massachusetts Statute is largely silent
                   rights, powers and duties as set forth     as to any requirements for the creation
                   in the governing instrument.  Such         of such series or classes, although the
                   classes, groups or series may be created   trust documents creating an MBT may
                   in the DST's governing instrument or       provide methods or authority to create
                   otherwise in the manner provided in the    such series or classes without seeking
                   governing instrument.  No state filing     shareholder approval.
                   is necessary and, unless required by the
                   governing instrument, shareholder
                   approval is not needed.  Except to the
                   extent otherwise provided in the
                   governing instrument of a DST, where the
                   DST is a registered investment company
                   under the 1940 Act, any class, group or
                   series of shares established by the
                   governing instrument shall be a class,
                   group or series preferred as to
                   distributions or dividends over all
                   other classes, groups or series with
                   respect to assets specifically allocated
                   to such class, group or series as
                   contemplated by Section 18 (or any
                   amendment or successor provision) of the
                   1940 Act and any regulations issued
                   thereunder.

                           DELAWARE STATUTORY TRUST                 MASSACHUSETTS BUSINESS TRUST
                           ------------------------                 ----------------------------
                   The DE Declaration authorizes the board    The MA Declaration authorizes an
                   to divide the DE Trust's shares into       unlimited number of shares, which may be
                   separate and distinct series and to        further divided into separate series or
                   divide a series into separate classes of   classes.  The MA Declaration also
                   shares as permitted by the Delaware        provides that the trustees, in their
                   Act.  Such series and classes will have    discretion, may authorize the issuance
                   the rights, powers and duties set forth    of multiple series or classes, and the
                   in the DE Declaration unless otherwise     different series or classes shall be
                   provided in resolutions of the board       established and designated, and the
                   with respect to such series or class.      variations in the relative rights and
                   The board may classify or reclassify any   preferences as between the different
                   unissued shares or any shares of the DE    series or classes shall be fixed and
                   Trust or any series or class, that were    determined by the trustees, provided
                   previously issued and are reacquired,      that all shares shall be identical
                   into one or more series or classes that    except that there may be variations so
                   may be established and designated from     fixed and determined between different
                   time to time.                              series or classes as to investment
                                                              objective, purchase price, rights of
                                                              redemption and the price, terms and
                                                              manner of redemption, special and
                                                              relative rights as to dividends and on
                                                              liquidation, conversion rights,
                                                              conditions under which the several
                                                              series or classes shall have separate
                                                              voting rights or no voting rights, and
                                                              such other matters, as the trustees deem
                                                              appropriate.  The trustees may classify
                                                              or reclassify any unissued shares or any
                                                              shares previously issued and reacquired
                                                              of any series or class into one or more
                                                              other series, or one or more other
                                                              classes that may be established and
                                                              designated from time to time.  The
                                                              trustees may hold as treasury shares (of
                                                              the same or some other series or class),
                                                              reissue for such consideration and on
                                                              such terms as they may determine, or
                                                              cancel any shares of any series or class
                                                              reacquired by the Trust at their
                                                              discretion from time to time.

                   The DE Declaration provides that the       The MA Declaration provides that the
                   establishment and designation of any       establishment and designation of any
                   series or class shall be effective,        series or class of shares shall be
                   without the requirement of shareholder     effective upon the execution by a
                   approval, upon the adoption of a           majority of the then trustees of an
                   resolution by not less than a majority     instrument setting forth such
                   of the then board of trustees, which       establishment and designation and the
                   resolution shall set forth such            relative rights and preferences of such
                   establishment and designation and may      series, or as otherwise provided in such
                   provide, to the extent permitted by the    instrument.  At any time that there are
                   Delaware Act, for rights, powers and       no shares outstanding of any particular
                   duties of such series or class             series or class previously established
                   (including variations in the relative      and designated, the trustees may, by an
                   rights and preferences as between the      instrument executed by majority of their
                   different series and classes) otherwise    number, abolish that series or class and
                   than as provided in the DE Declaration.    the establishment and designation
                   The board has approved resolutions that,   thereof.
                   together with the DE Declaration and the
                   DE By-Laws, provide the shareholders of
                   each series and class of the DE Trust
                   with substantially the same rights,
                   powers and duties, as the shareholders
                   of the corresponding series and class of
                   the Trust.

                   Assets and Liabilities                     Assets and Liabilities
                   The DE Declaration also provides that      The MA Declaration provides that all
                   each series of the DE Trust shall be       consideration received by the Trust for
                   separate and distinct from                 the issue or

                           DELAWARE STATUTORY TRUST                 MASSACHUSETTS BUSINESS TRUST
                           ------------------------                 ----------------------------
                   any other  series of the DE Trust,         sale of shares of a  particular series,
                   and each class  of a series shall be       together with all assets in which such
                   separate and distinct from any other       consideration is invested or reinvested, all
                   class of the series.  The DE Trust shall   income, earnings, profits and proceeds thereof,
                   maintain separate and distinct records     including any proceeds derived from the
                   on the  books of the DE Trust for each     sale, exchange or liquidation of such
                   series and each class of a series.  The    assets, and any funds or payments
                   DE Trust shall hold and account for the    derived from any reinvestment of such
                   assets and liabilities belonging to any    proceeds in whatever form the same may
                   such series separately from the assets     be, shall irrevocably belong to that
                   and liabilities of the DE Trust or any     series for all purposes, subject only to
                   other series and shall hold and account    the rights of creditors of such series,
                   for the liabilities belonging to any       and shall be so recorded upon the books
                   such class of a series separately from     of account of the Trust.  In the event
                   the liabilities of the DE Trust, the       that there are any assets, income,
                   series or any other class of the           earnings, profits, and proceeds thereof,
                   series.  If any assets or liabilities      funds, or payments which are not readily
                   which are not readily identifiable as      identifiable as belonging to any
                   assets or liabilities of a particular      particular series, the trustees or their
                   series, then the board, or an              delegate shall allocate them among any
                   appropriate officer as determined by the   one or more of the series established
                   board, shall allocate such assets or       and designated from time to time in such
                   liabilities to, between or among any one   manner and on such basis as the
                   or more of the series in such manner and   trustees, in their sole discretion, deem
                   on such basis as the board, in its sole    fair and equitable.  Each such
                   discretion, deems fair and equitable.      allocation by the trustees or their
                   Each such allocation by or under the       delegate shall be conclusive and binding
                   direction of the board shall be            upon the shareholders of all series for
                   conclusive and binding upon the            all purposes.  No holder of shares of
                   shareholders of all series for all         any series shall have any claim on or
                   purposes.  Liabilities, debts,             right to any assets allocated or
                   obligations, costs, charges, reserves      belonging to any other series.  The
                   and expenses related to the distribution   assets belonging to each particular
                   of, and other identified expenses that     series shall be charged with the
                   should properly be allocated to, the       liabilities of the Trust allocated to
                   shares of a particular class may be        that series and all expenses, costs,
                   charged to and borne solely by such        charges and reserves attributable to
                   class.  The bearing of expenses solely     that series which are not readily
                   by a particular class of shares may be     identifiable as belonging to any
                   appropriately reflected in (in a manner    particular class, and any general
                   determined by the board), and may affect   liabilities, expenses, costs, charges or
                   the net asset value attributable to, and   reserves of the Trust which are not
                   the dividend, redemption and liquidation   readily identifiable as belonging to any
                   rights of, such class.  Each allocation    particular series shall be allocated and
                   of liabilities, debts, obligations,        charged by the trustees or their
                   costs, charges, reserves and expenses by   delegate to and among any one or more of
                   or under the direction of the board        the series, established and designated
                   shall be conclusive and binding upon the   from time to time in such manner and on
                   shareholders of all classes for all        such basis as the trustees, in their
                   purposes.                                  sole discretion, deem fair and equitable
                                                              and no series or class shall be liable
                                                              to any person except for its allocated
                                                              share.  Each allocation of liabilities,
                                                              expenses, costs, charges and reserves by
                                                              the trustees or their delegate shall be
                                                              conclusive and binding upon shareholders
                                                              of all series and classes for all
                                                              purposes.  The trustees or their
                                                              delegate shall have full discretion, to
                                                              the extent not inconsistent with the
                                                              1940 Act, to determine which items shall
                                                              be treated as income and which items as
                                                              capital; and each such determination and
                                                              allocation shall be conclusive and
                                                              binding upon the shareholders.  The
                                                              assets of a particular series of the
                                                              Trust shall, under no circumstances, be
                                                              charged with liabilities, expenses,
                                                              costs, charges and reserves attributable
                                                              to any other series thereof of the
                                                              Trust.All

                           DELAWARE STATUTORY TRUST                 MASSACHUSETTS BUSINESS TRUST
                           ------------------------                 ----------------------------
                                                              persons extending credit to,contracting
                                                               with, or having any claim  against a
                                                              particular series of the Trust
                                                              shall look only to the assets of that
                                                              particular series for payment of such
                                                              credit, contract or claim.

                   Dividends and Distributions                Dividends and Distributions
                   The DE Declaration provides that no        The MA Declaration provides that
                   dividend or distribution, including,       dividends and distributions on shares of
                   without limitation, any distribution       a particular series or class thereof may
                   paid upon dissolution of the DE Trust or   be paid or credited in such manner and
                   of any series, nor any redemption of,      with such frequency as the trustees may
                   the shares of any series or class of       determine as long as consistent with the
                   such series shall be effected by the DE    MA Declaration, which may be daily or
                   Trust other than from the assets held      otherwise, pursuant to a standing
                   with respect to such series, nor, except   resolution or resolutions adopted only
                   as specifically provided in the DE         once or with such frequency as the
                   Declaration, shall any shareholder of      trustees may determine, to the holders
                   any particular series otherwise have any   of shares of that series or class, from
                   right or claim against the assets held     such of the income and capital gains,
                   with respect to any other series or the    accrued or realized, from the assets
                   DE Trust generally, except, in the case    belonging to that series, as the
                   of a right or claim against the assets     trustees may determine, after providing
                   held with respect to any other series,     for actual and accrued liabilities
                   to the extent that such shareholder has    belonging to that series or class or
                   such a right or claim under the DE         after retaining such amounts as the
                   Declaration as a shareholder of such       trustees may deem desirable to use in
                   other series.  The DE Declaration          the conduct of the Trust's current or
                   provides that dividends and                future business requirements.  All
                   distributions on shares of a particular    dividends and distributions on shares of
                   series or class may be paid or credited    a particular series or class shall be
                   in such manner and with such frequency     distributed pro rata to the holders of
                   as the trustees may determine, which may   that series or class in proportion to
                   be daily or otherwise, pursuant to a       the number of shares of that series or
                   standing resolution or resolutions         class held by such holders at the date
                   adopted only once or with such frequency   and time of record established for the
                   as the trustees may determine, to the      payment of such dividends or
                   holders of shares of that series or        distributions.  Any such dividend or
                   class, from such of the income or          distribution paid in shares will be paid
                   capital gains, accrued or realized, from   at the net asset value thereof as
                   the assets belonging to that series, as    determined in accordance with the MA
                   the trustees may determine, after          Declaration.  The dividends and
                   providing for actual and accrued           distributions of investment income and
                   liabilities belonging to that series or    capital gains with respect to shares of
                   class or after retaining such amounts as   a class of a series shall be in such
                   the trustees may deem desirable to use     amount as may be declared from time to
                   in the conduct of the DE Trust's current   time by the trustees, and such dividends
                   or future business requirements.  All      and distributions may vary between the
                   dividends and distributions on shares of   classes to reflect differing allocations
                   a particular series or class shall be      of the expenses of the Trust between the
                   distributed pro rata to the holders of     classes to such extent and for such
                   that series or class in proportion to      purposes as the trustees may deem
                   the number of shares of that series or     appropriate.
                   class held by such holders at the date
                   and time of record established for the
                   payment of such dividends or
                   distributions, except that in connection
                   with any dividend or distribution
                   program or procedure the trustees may
                   determine that no dividend or
                   distribution shall be payable on shares
                   as to which the shareholder's purchase
                   order and/or payment have not been
                   received by the time or times
                   established by the trustees under such
                   program or procedure.  Such dividends
                   and distributions may be made in cash or
                   shares or a combination thereof as
                   determined

                           DELAWARE STATUTORY TRUST                 MASSACHUSETTS BUSINESS TRUST
                           ------------------------                 ----------------------------
                   by the trustees or pursuant
                   to any program that the trustees may
                   have in effect at the time for the
                   election by each shareholder of the mode
                   of the making of such dividend or
                   distribution to that shareholder.  Any
                   such dividend or distribution paid in
                   shares will be paid at the net asset
                   value thereof determined in accordance
                   with the provisions of the DE
                   Declaration.  The dividends and
                   distributions of investment income and
                   capital gains with respect to shares of
                   a class shall be in such amount as may
                   be declared from time to time by the
                   trustees, and such dividends and
                   distributions may vary between the
                   classes to reflect differing allocations
                   of the expenses of the DE Trust between
                   the classes to such extent and for such
                   purposes as the trustees deem
                   appropriate.

                   Before payment of any dividend there may be set aside out of any funds of the DE
                   Trust, or the applicable series,
                   available for dividends such sum or sums as the board may from time to time, in its absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the DE Trust, or any series, or for such other lawful purpose as the board shall deem to be in the best interests of the DE Trust, or the applicable series, as the case may be, and the board may abolish any such reserve in the manner in which it was created.

AMENDMENTS TO      The Delaware Act provides broad            The Massachusetts Statute provides broad
GOVERNING          flexibility as to the manner of amending   flexibility as to the manner of amending
DOCUMENTS          and/or restating the governing             or restating the governing instrument of
                   instrument of a DST. Amendments to the     an MBT.  The Massachusetts Statute
                   DE Declaration that do not change the      provides that the trustees shall, within
                   information in the DST's certificate of    thirty (30) days after the adoption of
                   trust are not required to be filed with    any amendment to the declaration of
                   the Delaware Secretary of State.           trust, file a copy with the Secretary of
                                                              the Commonwealth of the Commonwealth of
                                                              Massachusetts and with the clerk of
                                                              every city or town in Massachusetts
                                                              where the Trust has a usual place of
                                                              business.

                   Declaration of Trust                       Declaration of Trust
                   The DE Declaration may be restated         The MA Declaration may be amended by a
                   and/or amended at any time by a written    Majority Shareholder Vote (as defined in
                   instrument signed by a majority of the     the 1940 Act) or by any instrument in
                   board and, if required by the DE           writing, without a meeting, signed by a
                   Declaration, the 1940 Act or any           majority of the trustees and consented
                   securities exchange on which outstanding   to by the holders of not less than a
                   shares are listed for trading, by          majority of the shares outstanding and
                   approval of such amendment by the          entitled to vote.  The trustees may also
                   shareholders, by the affirmative "vote     amend the MA Declaration without the
                   of a majority of the outstanding voting    vote or consent of shareholders to
                   securities" (as defined in the 1940 Act)   designate series in accordance with the
                   of the DE Trust entitled to vote at a      provisions of the MA Declaration, to
                   shareholders' meeting at which a quorum    change the name of the Trust, to supply
                   is present, subject to Article III,        any omission, to


                           DELAWARE STATUTORY TRUST                 MASSACHUSETTS BUSINESS TRUST
                           ------------------------                 ----------------------------
                   Section 6 of the DE Declaration relating   cure, correct or  supplement any ambiguous,
                   to voting by series and classes.           defective or   inconsistent provision thereof,
                                                              or if they deem it necessary to conform the MA
                                                              Declaration to the requirements of
                                                              applicable federal laws or regulations,
                                                              but the trustees shall not be liable for
                                                              failing so to do; except that, no
                                                              amendment may be made which would change
                                                              any rights with respect to any shares of
                                                              the Trust by reducing the amount payable
                                                              thereon upon liquidation of the Trust or
                                                              by diminishing or eliminating any voting
                                                              rights pertaining thereto, except with
                                                              the vote or consent of the holders of
                                                              two-thirds of the shares outstanding and
                                                              entitled to vote, or by such other votes
                                                              as may be established by the trustees
                                                              with respect to any series of shares.
                                                              The MA Declaration also provides that
                                                              nothing contained in the MA Declaration
                                                              shall permit the amendment of the MA
                                                              Declaration to impair the exemption from
                                                              personal liability of the shareholders,
                                                              trustees, officers, employees and agents
                                                              of the Trust or to permit assessments
                                                              upon shareholders.

                   By-Laws                                    By-Laws
                   The DE By-Laws may be amended, restated    The MA By-Laws may be altered, amended
                   or repealed or new by-laws may be          or repealed, or new by-laws may be
                   adopted by the affirmative vote of a       adopted (a) by a Majority Shareholder
                   majority of the outstanding shares         Vote (as that term is defined in the
                   entitled to vote.  The DE By-Laws may      1940 Act), or (b) by the trustees,
                   also be amended, restated or repealed or   provided, however that no MA By-Law may
                   new by-laws may be adopted by the board,   be amended, adopted or repealed by the
                   by a vote of not less than a majority of   trustees if such amendment, adoption or
                   the trustees present at a meeting at       repeal requires, pursuant to law, the MA
                   which a quorum is present.                 Declaration or the MA By-Laws, a vote of
                                                              shareholders.

                   Certificate of Trust
                   Pursuant to the DE Declaration,
                   amendments and/or restatements of the
                   certificate of trust shall be made at
                   any time by the board, without approval
                   of the shareholders, to conform the
                   certificate of trust to any amendment in the DE Declaration or DE By-laws or to correct any inaccuracy contained therein. Any such amendments/restatements of the certificate of trust must be executed by at least one (1) trustee and filed with the Delaware Secretary of State in order to become effective.

PREEMPTIVE         Under the Delaware Act, a governing        The MA Statute contains no specific
RIGHTS AND         instrument may contain any provision       provision with respect to the rights,
REDEMPTION OF      relating to the rights, duties and         duties or obligations of shareholders.
SHARES             obligations of the shareholders.  Unless
                   otherwise provided in the governing
                   instrument, a shareholder shall have no
                   preemptive right to subscribe to any
                   additional issue of shares or another
                   interest in a DST.

                           DELAWARE STATUTORY TRUST                 MASSACHUSETTS BUSINESS TRUST
                           ------------------------                 ----------------------------
                   The DE Declaration provides that no        The MA Declaration provides that the
                   shareholder shall have the preemptive or   shares of the Trust do not entitle the
                   other right to subscribe for new or        holder thereof to preference,
                   additional shares or other securities      preemptive, appraisal, conversion or
                   issued by the DE Trust or any series       exchange rights, except as the trustees
                   thereof.                                   may determine with respect to any series
                                                              of shares.

                                                              All shares of the Trust are redeemable
                   Unless otherwise provided in the DE        at the redemption price determined in
                   Trust's prospectus relating to the         the manner set forth in the MA
                   outstanding shares, as such prospectus     Declaration.  Payment for shares of the
                   may be amended from time to time, the DE   Trust shall be made to the shareholder
                   Trust shall purchase the outstanding       within seven (7) days after the date on
                   shares offered by any shareholder for      which the shareholder deposits his share
                   redemption upon such shareholder's         certificate or certificates in the
                   compliance with the procedures set forth   manner described in the MA Declaration,
                   in the DE Declaration and/or such other    or, if the shareholder has no
                   procedures as the board may authorize.     certificates, submits a written request
                                                              in the manner provided in the MA
                                                              Declaration to redeem his shares, unless
                                                              (i) the date of payment is postponed as
                                                              provided for in the MA Declaration, or
                                                              (ii) the receipt, or verification of
                                                              receipt, of the purchase price for the
                                                              shares to be redeemed is delayed, in
                                                              either of which event payment may be
                                                              delayed beyond seven (7) days.

                   The DE Trust shall pay the net asset       The MA Declaration provides that the
                   value for such outstanding shares          Trust may declare a suspension of the
                   offered for redemption (excluding any      right of redemption or postpone the date
                   applicable redemption fee or sales         of payment or redemption for the whole
                   charges), in accordance with the DE        or any part of any period (i) during
                   Declaration, the DE By-Laws, the 1940      which the New York Stock Exchange is
                   Act and other applicable law.  The DE      closed other than customary weekend and
                   Trust's payments for redemption of such    holiday closings; (ii) during which
                   outstanding shares shall be made in        trading on the New York Stock Exchange
                   cash, but may, at the option of the        is restricted; (iii) during which an
                   board or an authorized officer, be made    emergency exists as a result of which
                   in kind or partially in cash and           disposal by the Trust of securities
                   partially in kind.  In addition, at the    owned by it is not reasonably
                   option of the board, the DE Trust may,     practicable or it is not reasonably
                   from time to time, without the vote of     practicable for the Trust fairly to
                   the shareholders, but subject to the       determine the value of its net assets;
                   1940 Act, redeem outstanding shares or     or (iv) during any other period when the
                   authorize the closing of any shareholder   Commission may for the protection of
                   account, subject to such conditions as     security holders of the Trust by order
                   may be established by the board.           permit suspension of the right of
                                                              redemption or postponement of the date
                                                              of payment or redemption; provided that
                                                              applicable rules and regulations of the
                                                              Commission shall govern as to whether
                                                              the conditions prescribed in (ii), (iii)
                                                              or (iv) exist.  In the case of a
                                                              suspension of the right of redemption, a
                                                              shareholder may either withdraw his
                                                              request for redemption or receive
                                                              payment based on the net asset value
                                                              existing after the termination of the
                                                              suspension.

                                                              The MA Declaration further provides
                                                              that, if the trustees shall, at any time
                                                              and in good faith, be of the opinion
                                                              that direct or indirect ownership of
                                                              shares of the Trust has or may become
                                                              concentrated in any person to an extent
                                                              which

                           DELAWARE STATUTORY TRUST                 MASSACHUSETTS BUSINESS TRUST
                           ------------------------                 ----------------------------
                                                              would disqualify the Trust as a
                                                              regulated investment company under the
                                                              Internal Revenue Code, then the trustees
                                                              shall have the power by lot or other
                                                              means deemed equitable by them (i) to
                                                              call for redemption by any such person
                                                              of a number, or principal amount, of
                                                              shares of the Trust sufficient to
                                                              maintain or bring the direct or indirect
                                                              ownership of shares of the Trust into
                                                              conformity with the requirements for
                                                              such qualification; and (ii) to refuse
                                                              to transfer or issue shares of the Trust
                                                              to any person whose acquisition of the
                                                              shares of the Trust in question would
                                                              result in such disqualification.  The
                                                              redemption shall be effected at the
                                                              redemption price and in the manner
                                                              provided in the MA Declaration.

                                                              The trustees shall have the power at any
                                                              time to redeem shares of any shareholder
                                                              at a redemption price determined in
                                                              accordance with the MA Declaration if at
                                                              such time the aggregate net asset value
                                                              of the shares in such shareholder's
                                                              account is less than $500.  A
                                                              shareholder will be notified that the
                                                              value of his account is less than $500
                                                              and allowed thirty (30) days to make an
                                                              additional investment before such a
                                                              redemption is processed.

                                                              The MA Declaration further provides that
                                                              the Trust may also reduce the number of
                                                              outstanding shares of the Money Market
                                                              Fund if necessary to maintain its
                                                              constant net asset value per share.

DISSOLUTION AND    The DE Trust shall be dissolved upon the   The Trust must be terminated (i) by the
TERMINATION        first to occur of the following:  (i)      affirmative vote of the holders of not
EVENTS             upon the vote of the holders of not less   less than two-thirds of the shares
                   than a majority of the shares of the DE    outstanding and entitled to vote at any
                   Trust entitled to vote; (ii) at the        meeting of shareholders; (ii) by an
                   discretion of the board at any time        instrument in writing, without a
                   there are no shares outstanding of the     meeting, signed by a majority of the
                   DE Trust or upon at least thirty days'     trustees and consented to by the holders
                   prior written notice to the shareholders   of not less than two-thirds of such
                   of the DE Trust; (iii) upon the sale,      shares, or by such other vote as may be
                   conveyance and transfer of all of the      established by the trustees with respect
                   assets of the DE Trust to another          to any series of shares; or (iii) by the
                   entity; or (iv) upon the occurrence of a   trustees by written notice to the
                   dissolution or termination event           shareholders.
                   pursuant to any provision of the DE
                   Declaration or the Delaware Act.

                   A particular series shall be dissolved
                   upon the first to occur of the
                   following:  (i) upon the vote of the
                   holders of not less than a majority of
                   the shares of that series entitled to
                   vote; (ii) at the discretion of the
                   board at any time there are no shares
                   outstanding of that series or upon at
                   least thirty days' prior written notice
                   to the shareholders of such series;
                   (iii) upon the occurrence of a
                   dissolution or termination event for
                   that series

                           DELAWARE STATUTORY TRUST                 MASSACHUSETTS BUSINESS TRUST
                           ------------------------                 ----------------------------
                   pursuant to any provision of
                   the DE Declaration or the Delaware Act;
                   or (iv) upon any event that causes the
                   dissolution of the DE Trust.

                   A particular class shall be terminated
                   upon the first to occur of the
                   following:  (i) upon the vote of the
                   holders of not less than a majority of
                   the outstanding shares of that class
                   entitled to vote; (ii) at the discretion of the board at any time there are no shares outstanding of that class; or
                   (iii) upon the dissolution of the series of which the class is a part.

LIQUIDATION UPON   Under the Delaware Act, a DST that has     The Massachusetts Statute does not
DISSOLUTION OR     dissolved shall first pay or make          contain specific provisions with respect
TERMINATION        reasonable provision to pay all known      to the liquidation upon dissolution or
                   claims and obligations, including those    termination of an MBT.
                   that are contingent, conditional and
                   unmatured, and all known claims and
                   obligations for which the claimant is
                   unknown. Any remaining assets shall be
                   distributed to the shareholders or as
                   otherwise provided in the governing
                   instrument.

                   Under the Delaware Act, a series that
                   has dissolved shall first pay or make
                   reasonable provision to pay all known
                   claims and obligations of the series,
                   including those that are contingent,
                   conditional and unmatured, and all known claims and obligations of the series for which the claimant is unknown. Any remaining assets of the series shall be distributed to the shareholders of such series or as otherwise provided in the governing instrument.

                   The DE Declaration provides that any       The MA Declaration provides that, upon
                   remaining assets of the dissolved DE       termination of the Trust; (i) the Trust
                   Trust and/or each series thereof (or the   shall carry on no business except for
                   particular dissolved series, as the case   the purpose of winding up its affairs;
                   may be) shall be distributed to the        (ii) the trustees shall proceed to wind
                   shareholders of the DE Trust and/or each   up the affairs of the Trust and all of
                   series thereof (or the particular          the powers of the trustees under the MA
                   dissolved series, as the case may be)      Declaration shall continue until the
                   ratably according to the number of         affairs of the Trust shall have been
                   shares of the DE Trust and/or such         wound up, including the power to fulfill
                   series thereof (or the particular          or discharge the contracts of the Trust,
                   dissolved series, as the case may be)      collect its assets, sell, convey,
                   held of record by the several              assign, exchange, transfer otherwise
                   shareholders on the date for such          dispose of all or any part of the
                   dissolution distribution; provided,        remaining trust property to one or more
                   however, that if the outstanding shares    persons at public or private sale for
                   of a series are divided into classes,      consideration which may consist in whole
                   any remaining assets held with respect     or in part of cash, securities or other
                   to such series shall be distributed to     property of any kind, discharge or pay
                   each class of such series according to     its liabilities, and to do all other
                   the net asset value computed for such      acts appropriate to liquidate its
                   class and within such particular class,    business; provided that any sale,
                   shall be distributed ratably to the        conveyance, assignment, exchange,
                   shareholders of such class according to    transfer or other disposition of all or
                   the number of shares of such class held    substantially all the trust property
                   of record by the several shareholders on   shall require shareholder approval in
                   the date for such dissolution              accordance with the MA Declaration; and
                   distribution.                              (iii)

                           DELAWARE STATUTORY TRUST                 MASSACHUSETTS BUSINESS TRUST
                           ------------------------                 ----------------------------
                                                              after paying or adequately providing for the
                                                              payment of all liabilities, and upon receipt
                                                              of such releases, indemnities and refunding
                                                              agreements, as they deem necessary for
                                                              their protection, the trustees may
                                                              distribute the remaining trust property,
                                                              in cash or in kind or partly each, among
                                                              the shareholders according to their
                                                              respective rights.  The MA Declaration
                                                              further provides that, after termination
                                                              of the Trust and distribution to the
                                                              shareholders as therein provided, a
                                                              majority of the trustees shall execute
                                                              and lodge among the records of the Trust
                                                              an instrument in writing setting forth
                                                              the fact of such termination, and the
                                                              trustees shall thereupon be discharged
                                                              from all further liabilities and duties
                                                              thereunder, and the rights and interest
                                                              of all shareholders shall thereupon
                                                              cease.

VOTING RIGHTS,     Under the Delaware Act, the governing      The Massachusetts Statute does not
MEETINGS,          instrument may set forth any provision     contain specific provisions with respect
NOTICE, QUORUM,    relating to trustee and shareholder        to the voting rights of the shareholders
RECORD DATES AND   voting rights, including the withholding   of an MBT.
PROXIES            of such rights from certain trustees or
                   shareholders. If voting rights are
                   granted, the governing instrument may
                   contain any provision relating to
                   meetings, notice requirements, written
                   consents, record dates, quorum
                   requirements, voting by proxy and any
                   other matter pertaining to the exercise
                   of voting rights. The governing
                   instrument may also provide for the
                   establishment of record dates for
                   allocations and distributions by the DST.

                   The DE Declaration provides that,          The MA Declaration provides that
                   subject to its Article III, Section 6,     shareholders shall have power to vote
                   the shareholders shall have the power to   only with respect to the following
                   vote only (i) on such matters required     matters: (i) election of trustees; (ii)
                   by the DE Declaration, the DE By-Laws,     approval of investment advisory
                   the 1940 Act, other applicable law and     agreements; (iii) termination of the
                   any registration statement of the DE       Trust as provided in the MA Declaration
                   Trust, the registration of which is        (and as described above); (iv) certain
                   effective; and (ii) on such other          amendments to the MA Declaration, as
                   matters as the board may consider          provided for therein (and as described
                   necessary or desirable.                    above); (v) mergers, consolidations,
                                                              sales or disposition of all of the
                                                              assets of the Trust; (vi) incorporation
                                                              of the Trust, as provided for in the MA
                                                              Declaration; (vii) to the same extent as
                                                              the stockholders of a Massachusetts
                                                              business corporation as to whether or
                                                              not to initiate or maintain certain
                                                              derivative or class actions on behalf of
                                                              the Trust or its shareholders; and
                                                              (viii) other matters as required by the
                                                              MA Declaration, the MA By-laws, the 1940
                                                              Act or any registration of the Trust
                                                              with the Commission, or as the trustees
                                                              may consider necessary or desirable.
                                                              The MA Declaration further provides
                                                              that, until shares are issued, the
                                                              trustees may exercise all rights of
                                                              shareholders and may take any action
                                                              required by

                           DELAWARE STATUTORY TRUST                 MASSACHUSETTS BUSINESS TRUST
                           ------------------------                 ----------------------------
                                                              law, the MA Declaration or the MA By-Laws
                                                              to betaken by shareholders.

                   One Vote Per Share                         One Vote Per Share
                   Subject to Article III, Section 6 of the   The MA Declaration provides that each
                   DE Declaration relating to voting by       whole share shall be entitled to one
                   series and classes, the DE Declaration     vote as to any matter on which it is
                   provides that each share is entitled to    entitled to vote and each fractional
                   one vote and each fractional share is      share shall be entitled to a
                   entitled to a fractional vote.             proportionate fractional vote, except
                                                              that shares held in the treasury of the
                                                              Trust shall not be voted and that the
                                                              trustees may, in conjunction with the
                                                              establishment of any series of shares,
                                                              establish conditions under which the
                                                              several series shall have separate
                                                              voting rights or no voting rights.

                   Voting by Series or Class                  Voting by Series or Class
                   In addition, the DE Declaration provides   The MA Declaration provides that all
                   that all shares of the DE Trust entitled   shares of all series shall have "equal
                   to vote on a matter shall vote on the      voting rights" as provided in the 1940
                   matter, separately by series and, if       Act, except as otherwise permitted or
                   applicable, by class, provided that: (i)   required by the 1940 Act.  The trustees
                   where the 1940 Act requires all shares     shall have full power and authority to
                   of the DE Trust to be voted in the         call meetings of the shareholders of a
                   aggregate without differentiation          particular class or classes of shares or
                   between the separate series or classes,    of one or more particular series of
                   then all of the DE Trust's shares shall    shares, or otherwise call for the action
                   vote in the aggregate; and (ii) if any     of such shareholders on any particular
                   matter affects only the interests of       matter.  On each matter submitted to a
                   some but not all series or classes, then   vote of the shareholders, all shares of
                   only the shareholders of such affected     all series shall vote as a single class
                   series or classes shall be entitled to     ("Single Class Voting"), provided,
                   vote on the matter.                        however, that (i) as to any matter with
                                                              respect to which a separate vote of any
                                                              series is required by the 1940 Act, such
                                                              requirements as to a separate vote by
                                                              that series shall apply in lieu of
                                                              Single Class Voting as described above;
                                                              and (ii) as to any matter which does not
                                                              affect the interest of a particular
                                                              series, only the holders of shares of
                                                              the one or more affected series shall be
                                                              entitled to vote.

                   Shareholders' Meetings                     Shareholders' Meetings
                   The Delaware Act does not mandate annual   The MA Statute does not mandate that an
                   shareholders' meetings.                    MBT hold annual shareholders' meetings.

                   The DE By-Laws authorize the calling of    The MA By-Laws provide that there is no
                   a shareholders' meeting: (i) when deemed   requirement that the trustees have
                   necessary or desirable by the board; or    annual meeting of the shareholders.  In
                   (ii) for the purpose of electing           the event the trustees determine to have
                   trustees or removing one or more           an annual meeting of the shareholders,
                   trustees, by the chairperson of the        it shall be held at such place within or
                   board, or the meeting shall be called by   without the Commonwealth of
                   the president or any vice-president at     Massachusetts on such day and at such
                   the request of holders of not less than    time as the trustees shall designate.
                   10% of the shares if such shareholders     Special meetings of the shareholders may
                   pay the reasonably estimated cost of       be called at any time by a majority of
                   preparing and mailing the notice           the trustees and shall be called by any
                   thereof.  However, no meeting may be       trustee upon written request of
                   called at the request of shareholders to   shareholders holding in the
                   consider

                           DELAWARE STATUTORY TRUST                 MASSACHUSETTS BUSINESS TRUST
                           ------------------------                 ----------------------------
                   any matter that is  substantially the      aggregate  not less than ten percent (10%)
                   same as a matter voted upon at a           of the  outstanding shares having voting
                   shareholders' meeting held  during the     rights, such request specifying the purpose
                   preceding twelve months, unless            or purposes for which such meeting is to be
                   requested by holders of a majority of      called.  Any such meeting shall be held
                   all shares entitled to be voted at         within or without the Commonwealth of
                   such meeting.                              Massachusetts on such day and at such
                                                              time as the trustees shall designate.

                   The DE By-Laws provide that notice of      The MA By-Laws further provide that
                   any meeting of shareholders shall be       notice of all meetings of shareholders,
                   given to each shareholder entitled to      stating the time, place and purpose of
                   vote at such meeting in accordance with    the meeting, shall be given by the
                   Section 4 of Article II not less than      trustees by mail to each shareholder at
                   ten nor more than one hundred and          his address as recorded on the register
                   twenty  days before the date of the        of the Trust, mailed at least ten (10)
                   meeting.  The notice shall specify (i)     days and not more than [sixty (60)] days
                   the place, date and hour of the meeting,   before the meeting.  Only the business
                   and (ii) the general nature of the         stated in the notice of the meeting
                   business to be transacted and to the       shall be considered at such meeting.  No
                   extent required by the 1940 Act, the       notice need be given to any shareholder
                   purpose or purposes thereof.  The notice   who shall have failed to inform the
                   of any meeting at which trustees are to    Trust of his current address or if a
                   be elected also shall include the name     written waiver of notice, executed
                   of any nominee or nominees who are         before or after the meeting by the
                   intended to be presented for election.     shareholder or his attorney thereunto
                   If any notice addressed to a               authorized, is filed with the records of
                   shareholder, at the address on record      the meeting.
                   with the DE Trust, is returned to the DE
                   Trust marked to indicate the notice
                   cannot be delivered at that address, all
                   future notices or reports shall be
                   deemed to have been duly given without
                   further mailing, or substantial
                   equivalent thereof, if such notices
                   shall be available to the shareholder on
                   written demand of the shareholder at the
                   offices of the DE Trust.

                   Record Dates                               Record Dates
                   As set forth above, the Delaware Act       The Massachusetts Statute does not
                   authorizes the governing instrument of a   contain a specific provision that
                   DST to set forth any provision relating    addresses the record dates of meetings
                   to record dates.                           of shareholders of an MBT.

                   In order to determine the shareholders
                   entitled to notice of, and to vote at, a shareholders' meeting, the DE
                   Declaration authorizes the board to fix
                   a record date. The record date may not
                   precede the date on which it is fixed by the board and it may not be more than one hundred and twenty days nor less than ten days before the date of the shareholders' meeting. The DE By-Laws provide that notice of a shareholders' meeting shall be given to shareholders entitled to vote at such meeting not less than ten nor more than one hundred and twenty days before the date of the meeting.

                   To determine the shareholders entitled
                   to vote on any action without a meeting, the DE Declaration authorizes the board to fix a record date. The

                           DELAWARE STATUTORY TRUST                 MASSACHUSETTS BUSINESS TRUST
                           ------------------------                 ----------------------------
                   record date may not precede the date on
                   which it is fixed by the board nor may
                   it be more than ninety days after the
                   date on which the resolution fixing the
                   record date is adopted by the board.

                   Pursuant to the DE Declaration, if the
                   board does not fix a record date:  (i)
                   the record date for determining
                   shareholders entitled to notice of, and
                   to vote at, a meeting will be the day
                   before the date on which notice is given or, if notice is waived, on the day before the date of the meeting; and (ii) the record date for determining shareholders entitled to vote on any action by consent in writing without a meeting, (a) when no prior action by the board has been taken, shall be the day on which the first signed written consent is delivered to the DE Trust, or
                   (b) when prior action of the board has
                   been taken, shall be the day on which
                   the board adopts the resolution taking
                   such prior action.

                   To determine the shareholders of the DE
                   Trust or any series or class thereof
                   entitled to a dividend or any other
                   distribution of assets of the DE Trust
                   or any series or class thereof (other
                   than in connection with a merger,
                   consolidation, conversion, or
                   reorganization, which is governed by
                   Article VIII of the DE Declaration), the
                   DE Declaration authorizes the board (i)
                   to fix a record date, which may not
                   precede the date on which it is fixed by the board nor may it be more than sixty days before the date such dividend or distribution is to be paid; (ii) to adopt standing resolutions fixing record dates and related payment dates at periodic intervals of any duration;
                   and/or (iii) to delegate to an
                   appropriate officer or officers the
                   determination of such periodic record
                   and/or payment dates for such dividends
                   and/or distributions. The board may set different record dates for different series or classes.

                                                              The MA By-Laws provide that, for the
                                                              purpose of determining the shareholders
                                                              who are entitled to notice of and to
                                                              vote at any meeting, or to participate
                                                              in any distribution, or for the purpose
                                                              of any other action, the trustees may
                                                              from time to time close the transfer
                                                              books for such period, not exceeding
                                                              thirty (30) days, as the trustees, may
                                                              determine; or without closing the
                                                              transfer books the trustees may fix a
                                                              date not more than [sixty (60)] days
                                                              prior to the date of any meeting of
                                                              shareholders or distribution or other
                                                              action as a record date for the
                                                              determinations of the persons to be
                                                              treated as shareholders of record for
                                                              such purposes, except for dividend
                                                              payments which

                           DELAWARE STATUTORY TRUST                 MASSACHUSETTS BUSINESS TRUST
                           ------------------------                 ----------------------------
                                                              shall be governed by the MA Declaration.
                                                              Only shareholders of record at the close of
                                                              business on the record date will be entitled
                                                              to notice of and to vote at any meeting.

                   Quorum for Shareholders' Meeting           Quorum for Shareholders' Meeting
                   To transact business at a shareholders'    The MA By-Laws provide that, at any
                   meeting, the DE Declaration provides       meeting of shareholders, a quorum for
                   that forty percent of the shares           the transaction of business shall
                   entitled to vote at the meeting, which     consist of a majority represented in
                   are present in person or represented by    person or by proxy of all votes
                   proxy, shall constitute a quorum at such   attributable to the outstanding shares
                   meeting, except when a larger quorum is    (without regard to individual series)
                   required by the DE Declaration, the DE     entitled to vote with respect to a
                   By-Laws, applicable law or any             matter; provided, however, that at any
                   securities exchange on which such shares   meeting at which the only actions to be
                   are listed for trading, in which case      taken are actions required by the 1940
                   such quorum shall comply with such         Act to be taken by vote of the
                   requirements. When a separate vote by      shareholders of an individual series, a
                   one or more series or classes is           quorum shall consist of majority of all
                   required, forty percent of the shares of   votes attributable to the outstanding
                   each such series or class entitled to      shares of such individual series
                   vote at a shareholders' meeting of such    entitled to vote thereon, and that at
                   series or class, which are present in      any meeting at which the only action to
                   person or represented by proxy, shall      be taken shall have been determined by
                   constitute a quorum at such series or      the trustees to affect the rights and
                   class meeting, except when a larger        interests of one or more but not all
                   quorum is required by the DE               series of the Trust, a quorum shall
                   Declaration, the DE By-Laws, applicable    consist of a majority of all votes
                   law or the requirements of any             attributable to the outstanding shares
                   securities exchange on which outstanding   of the series so affected; and provided,
                   shares of such series or class are         further, that reasonable adjournments of
                   listed for trading, in which case such     such meeting until a quorum is obtained
                   quorum shall comply with such              may be made by a vote attributable to
                   requirements.                              the shares present in person or by
                                                              proxy.

                   Shareholder Vote                           Shareholder Vote
                   The DE Declaration provides that,          The MA By-Laws provide that a majority
                   subject to any provision of the DE         of the votes shall decide any question
                   Declaration, the DE By-Laws, the 1940      or a plurality shall elect a trustee,
                   Act or other applicable law that           subject to any applicable requirements
                   requires a different vote: (i) in all      of law or of the MA By-Laws or the MA
                   matters other than the election of         Declaration; provided, however, that
                   trustees, the affirmative "vote of a       when any provision of law or of the MA
                   majority of the outstanding voting         By-Laws requires the holders of shares
                   securities" (as defined in the 1940 Act)   of any particular series to vote by
                   of the DE Trust entitled to vote at a      series and not in the aggregate with
                   shareholders' meeting at which a quorum    respect to a matter, then a majority of
                   is present, shall be the act of the        all votes attributable to the
                   shareholders; and (ii) trustees shall be   outstanding shares of that series shall
                   elected by not less than a plurality of    decide such matter insofar as that
                   the votes cast of the holders of shares    particular series shall be concerned.
                   entitled to vote present in person or
                   represented by proxy at a shareholders'
                   meeting at which a quorum is present.
                   Pursuant to the DE Declaration, where a
                   separate vote by series and, if
                   applicable, by class is required, the
                   preceding sentence shall apply to such
                   separate votes by series and class.

                   Shareholder Vote on Certain Transactions   Shareholder Vote on Certain Transactions
                   Pursuant to the DE Declaration, the        The MA Declaration provides that the
                   board, by vote of a majority of the        Trust may merge or consolidate with any
                   trustees, may cause the                    other corporation,

                           DELAWARE STATUTORY TRUST                 MASSACHUSETTS BUSINESS TRUST
                           ------------------------                 ----------------------------
                   merger, consolidation, conversion,         association, trust or  other organization
                   share exchange or reorganization of the    or may sell, lease or  exchange all or
                   DE Trust, or the conversion, share         substantially all of the  Trust property,
                   exchange or reorganization of any series   including its goodwill,  upon such terms and
                   of the   DE Trust, without the vote of     conditions and for such consideration when
                   the shareholders of the DE Trust or such   and as  authorized at any meeting of
                   series, as applicable, unless such vote    shareholders called for the purpose by
                   is required by the 1940 Act; provided      the affirmative vote of the holders of
                   however, that the board shall provide at   not less than two-thirds of the shares
                   least thirty days' prior written notice    outstanding and entitled to vote, or by
                   to the shareholders of the DE Trust or     an instrument or instruments in writing
                   such series, as applicable, of such        without a meeting, consented to by the
                   merger, consolidation, conversion, share   holders of not less than two-thirds of
                   exchange or reorganization.                such shares, or by such other vote as
                                                              may be established by the trustees with
                   If permitted by the 1940 Act, the board,   respect to any series of shares;
                   by vote of a majority of the trustees,     provided, however, that, if such merger,
                   and without a shareholder vote, may        consolidation, sale, lease or exchange
                   cause the DE Trust or any one or more      is recommended by the trustees, the vote
                   series to convert to a master feeder       or written consent of the holders of a
                   structure and thereby cause series of      majority of shares outstanding and
                   the DE Trust to either become feeder       entitled to vote, or by such other vote
                   funds into a master fund, or to become     as may be established by the trustees
                   master funds into which other funds are    with respect to any series of shares,
                   feeder funds.                              shall be sufficient authorization; and
                                                              any such merger, consolidation, sale,
                                                              lease or exchange shall be deemed for
                                                              all purposes to have been accomplished
                                                              under and pursuant to the statutes of
                                                              the Commonwealth of Massachusetts.

                                                              The MA Declaration provides that with
                                                              the approval of the holders of a
                                                              majority of the shares outstanding and
                                                              entitled to vote, or by such other vote
                                                              as may be established by the trustees
                                                              with respect to any series of shares,
                                                              the trustees may cause to be organized
                                                              or assist in organizing a corporation or
                                                              corporations under the laws of any
                                                              jurisdiction or any other trust,
                                                              partnership, association or other
                                                              organization to take over all of the
                                                              Trust property or to carry on any
                                                              business in which the Trust shall
                                                              directly or indirectly have any
                                                              interest, and to sell, convey and
                                                              transfer the Trust property to any such
                                                              corporation, trust, association or
                                                              organization in exchange for the shares
                                                              or securities thereof or otherwise, and
                                                              to lend money to, subscribe for the
                                                              shares or securities of, and enter into
                                                              any contracts with any such corporation,
                                                              trust, partnership, association or
                                                              organization in which the Trust holds or
                                                              is about to acquire shares or any other
                                                              interest.  The trustees may also cause a
                                                              merger or consolidation between the
                                                              Trust or any successor thereto and any
                                                              such corporation, trust, partnership,
                                                              association or other organization if and
                                                              to the extent permitted by law, as
                                                              provided under the law then in effect.
                                                              The MA Declaration also provides that
                                                              nothing contained therein shall be
                                                              construed as requiring approval of
                                                              shareholders for the trustees to
                                                              organize or assist in organizing one or
                                                              more corporations, trusts,

                           DELAWARE STATUTORY TRUST                 MASSACHUSETTS BUSINESS TRUST
                           ------------------------                 ----------------------------
                                                              partnerships, associations or other
                                                              organizations and selling, conveying or transferring
                                                              a portion of the trust property to such
                                                              organization or entities.

                   Cumulative Voting                          Cumulative Voting
                   The DE Declaration provides that           The MA Declaration provides that there
                   shareholders are not entitled to           shall be no cumulative voting in the
                   cumulative voting in the election of       election of trustees.
                   trustees or on any other matter.

                   Proxies                                    Proxies
                   Under the Delaware Act, unless otherwise   The MA Statute does not contain specific
                   provided in the governing instrument of    provisions with respect to the
                   a DST, on any matter that is to be voted   shareholders of an MBT voting by proxy.
                   on by the trustees or the shareholders,
                   the trustees or shareholders (as
                   applicable) may vote in person or by
                   proxy and such proxy may be granted in
                   writing, by means of "electronic
                   transmission" (as defined in the
                   Delaware Act) or as otherwise permitted
                   by applicable law.  Under the Delaware
                   Act, the term "electronic transmission"
                   is defined as any form of communication
                   not directly involving the physical
                   transmission of paper that creates a
                   record that may be retained, retrieved
                   and reviewed by a recipient thereof and
                   that may be directly reproduced in paper
                   form by such a recipient through an
                   automated process.

                   The DE By-Laws permit a shareholder to     The MA By-Laws provide that, at any
                   authorize another person to act as proxy   meeting of shareholders, any holder of
                   by the following methods: execution of a   shares entitled to vote thereat may vote
                   written instrument or by "electronic       by proxy, provided that no proxy shall
                   transmission" (as defined in the           be voted at any meeting unless it shall
                   Delaware Act), telephonic, computerized,   have been placed on file with the
                   telecommunications or another reasonable   secretary, or with such other officer or
                   alternative to the execution of a          agent of the Trust as the trustees may
                   written instrument. Unless a proxy         direct, for verification prior to the
                   expressly provides otherwise, it is not    time at which such vote shall be taken.
                   valid more than eleven months after its    Pursuant to a resolution of a majority
                   date. In addition, the DE By-Laws          of the trustees, proxies may be
                   provide that the revocability of a proxy   solicited in the name of one or more
                   that states on its face that it is         trustees or one or more of the officers
                   irrevocable shall be governed by the       of the Trust.  When any share is held
                   provisions of the General Corporation      jointly by several persons, any one of
                   Law of the State of Delaware.              them may vote at any meeting in person
                                                              or by proxy in respect of such share,
                                                              but if more than one of them shall be
                                                              present at such meeting in person or by
                                                              proxy, and such joint owners or their
                                                              proxies so present disagree as to any
                                                              vote to be cast, such vote shall not be
                                                              received in respect of such share.  A
                                                              proxy purporting to be executed by or on
                                                              behalf of a shareholder shall be deemed
                                                              valid unless challenged at or prior to
                                                              its exercise, and the burden of proving
                                                              invalidity shall rest on the
                                                              challenger.  If the holder of any such
                                                              share is a minor or a person of unsound
                                                              mind, and subject to guardianship or to
                                                              the legal control of any other person as
                                                              regards the change or management of such
                                                              share, he may vote by his guardian or
                                                              such

                           DELAWARE STATUTORY TRUST                 MASSACHUSETTS BUSINESS TRUST
                           ------------------------                 ----------------------------
                                                              other person appointed or having
                                                              such control, and such vote may be given
                                                              in person or by proxy.

                   Action by Written Consent                  Action by Written Consent
                   Under the Delaware Act, unless otherwise   The MA Declaration does not contain
                   provided in the governing instrument of    specific provisions with respect to
                   a DST, on any matter that is to be voted   action taken by written consent of the
                   on by the trustees or the shareholders,    shareholders or the trustees of an MBT.
                   such action may be taken without a
                   meeting, without prior notice and
                   without a vote if a written consent(s),
                   setting forth the action taken, is (are)
                   signed by the trustees or shareholders
                   (as applicable) having not less than the
                   minimum number of votes that would be
                   necessary to take such action at a
                   meeting at which all trustees or
                   interests in the DST (as applicable)
                   entitled to vote on such action were
                   present and voted.  Unless otherwise
                   provided in the governing instrument, a
                   consent transmitted by "electronic
                   transmission" (as defined in the
                   Delaware Act) by a trustee or
                   shareholder (as applicable) or by a
                   person(s) authorized to act for a
                   trustee or shareholder (as applicable)
                   will be deemed to be written and signed
                   for this purpose.

                   Shareholders.  The DE Declaration          Shareholders.  The MA By-Laws provide
                   authorizes shareholders to take action     that any action which may be taken by
                   without a meeting if a written             shareholders may be taken without a
                   consent(s) setting forth the action        meeting if a majority of shareholders
                   taken is (are) signed by the holders of    entitled to vote on the matter (or such
                   a majority of the shares entitled to       larger proportion thereof as shall be
                   vote on that action (or such different     required by law, the MA Declaration or
                   proportion thereof as shall be required    the MA By-Laws for approval of such
                   by law, the DE Declaration or the DE       matter) consent to the action in writing
                   By-laws for approval of such action.)  A   and the written consents are filed with
                   consent transmitted by "electronic         the records of the meetings of
                   transmission" (as defined in the           shareholders.  Such consent shall be
                   Delaware Act) by a shareholder or by a     treated for all purposes as a vote taken
                   person(s) authorized to act for a          at a meeting of shareholders.
                   shareholder shall be deemed to be
                   written and signed for purposes of this
                   provision.

                   Board of Trustees.  The DE Declaration     Board of Trustees.  The MA By-Laws
                   also authorizes the board or any           provide that any action required or
                   committee of the board to take action      permitted to be taken at any meeting of
                   without a meeting and without prior        the trustees may be taken by the
                   written notice if a written consent(s)     trustees without a meeting if all the
                   setting forth the action taken is (are)    trustees consent to the action in
                   executed by trustees having not less       writing and the written consents are
                   than the minimum number of votes           filed with the records of the trustees'
                   necessary to take that action at a         meetings.  Such consents shall be
                   meeting at which the entire board or any   treated as a vote for all purposes.
                   committee thereof, as applicable, is
                   present and voting.  A consent
                   transmitted by "electronic transmission"
                   (as defined in the Delaware Act) by a
                   trustee shall be deemed to be written
                   and signed for purposes of this
                   provision.

REMOVAL OF         The governing instrument of a DST may      The MA Statute does not contain specific
TRUSTEES           contain any provision relating to the      provisions with respect to the removal
                   removal of trustees;                       of the

                           DELAWARE STATUTORY TRUST                 MASSACHUSETTS BUSINESS TRUST
                           ------------------------                 ----------------------------
                   provided however, that there shall at      trustees of an MBT.
                   all times be atleast one trustee of the
                   DST.

                   Under the DE Declaration, any trustee      The MA Declaration provides that any of
                   may be removed, with or without cause,     the trustees may be removed (provided
                   (i) by the board, by action of a           the aggregate number of trustees after
                   majority of the trustees then in office;   such removal shall not be less than the
                   or (ii) by shareholders at any meeting     number required by the MA Declaration)
                   called for that purpose.                   with cause, by the action of two-thirds
                                                              of the remaining trustees.

VACANCIES ON       The DE By-Laws provide that vacancies on   The MA Declaration provides that the
BOARD OF TRUSTEES  the board may be filled by not less than   term of office of a trustee shall
                   a majority vote of the trustee(s) then     terminate and a vacancy shall occur in
                   in office, regardless of the number and    the event of the death, resignation,
                   even if less than a quorum.  However, a    removal, bankruptcy, adjudicated
                   shareholders' meeting shall be called to   incompetence or other incapacity to
                   elect trustees if required by the 1940     perform the duties of the office of a
                   Act.                                       trustee.  No such vacancy shall operate
                                                              to annul the MA Declaration or to revoke
                   In the event all trustee offices become    any existing agency created pursuant to
                   vacant, an authorized officer of the       the terms of the MA Declaration.  In the
                   investment adviser that has the greatest   case of an existing vacancy, including a
                   amount of assets of the DE Trust under     vacancy existing by reason of an
                   management shall serve as the sole         increase in the number of trustees,
                   remaining trustee (effective upon the      subject to the provisions of Section
                   vacancy in office of the last trustee)     16(a) of the 1940 Act, the remaining
                   and shall, as soon as practicable, fill    trustees shall fill such vacancy by the
                   all of the vacancies on the board;         appointment of such other person as they
                   provided that the percentage of trustees   in their discretion shall see fit, made
                   who are Disinterested Trustees (as         by a written instrument signed by a
                   defined in the DE By-Laws) shall be no     majority of the trustees.  Any such
                   less than that required by the 1940        appointment shall not become effective,
                   Act.  Upon the qualification of the        however, until the person named in the
                   trustees, the authorized officer of the    written instrument of appointment shall
                   investment adviser shall resign as         have accepted in writing such
                   trustee and a shareholders' meeting        appointment and agreed in writing to be
                   shall be called, as required by the 1940   bound by the terms of the MA
                   Act, to elect trustees.                    Declaration.  An appointment of a
                                                              trustee may be made in anticipation of a
                                                              vacancy to occur at a later date by
                                                              reason of retirement, resignation or
                                                              increase in the number of trustees,
                                                              provided that such appointment shall not
                                                              become effective prior to such
                                                              retirement, resignation or increase in
                                                              the number of trustees.

                   Whenever a vacancy in the board shall      Whenever a vacancy in the number of
                   occur, until such vacancy is filled or     trustees shall occur, until such vacancy
                   the number of authorized trustees          is filled in the manner provided in the
                   constituting the board is decreased        MA Declaration, the trustees in office,
                   pursuant to the DE Declaration, the        regardless of their number, shall have
                   trustee(s) then in office, regardless of   all the powers granted to the trustees
                   the number and even if less than a         and shall discharge all the duties
                   quorum, shall have all the board's         imposed upon the trustees by the MA
                   powers and shall discharge all the         Declaration.  A written instrument
                   board's duties as though such number       certifying the existence of such vacancy
                   constitutes the entire board.              signed by a majority of the trustees
                                                              shall be conclusive evidence of the
                                                              existence of such vacancy.

SHAREHOLDER        Under the Delaware Act, except to the      The Massachusetts Statute does not
LIABILITY          extent otherwise provided in the           include an express provision relating to
                   governing instrument of a DST,             the limitation of liability of the
                   shareholders of a DST are entitled to      beneficial owners of an MBT.
                   the

                           DELAWARE STATUTORY TRUST                 MASSACHUSETTS BUSINESS TRUST
                           ------------------------                 ----------------------------
                   same limitation of personal  liability     Therefore, the owners of an MBT could
                   extended to shareholders of a private      potentially be liable for the obligations
                   corporation organized for profit           of the MBT, notwithstanding any express
                   under the General Corporation Law of the   provision in the governing instrument
                   State of Delaware (such shareholders are   stating that the beneficial owners are
                   generally not liable for the obligations   not personally liable in connection with
                   of the corporation).                       trust property or the acts, obligations
                                                              or affairs of the MBT.

                   Under the DE Declaration, shareholders     The MA Declaration provides that no
                   are entitled to the same limitation of     shareholder shall be subject to any
                   personal liability as that extended to     personal liability whatsoever to any
                   shareholders of a private corporation      persons in connection with Trust
                   organized for profit under the General     property or the acts, obligations or
                   Corporation Law of the State of            affairs of the Trust.  If any
                   Delaware.  However, the board may cause    shareholder, as such, is made a party to
                   any shareholder to pay for charges of      any suit or proceeding to enforce any
                   the DE Trust's custodian or transfer,      such liability, he shall not, on account
                   dividend disbursing, shareholder           thereof, be held to any personal
                   servicing or similar agent for services    liability.  The Trust shall indemnify
                   provided to such shareholder by setting    and hold each shareholder harmless from
                   off such amount due from such              and against all claims and liabilities,
                   shareholder from the amount of (i)         to which such shareholder may become
                   declared but unpaid dividends or           subject by reason of his being or having
                   distributions owed such shareholder, or    been a shareholder, and shall reimburse
                   (ii) proceeds from the redemption by the   such shareholder for all legal and other
                   DE Trust of shares from such shareholder   expenses reasonably incurred by him in
                   pursuant to Article VI of the DE           connection with any such claim or
                   Declaration.                               liability.  The rights accruing to a
                                                              shareholder under the MA Declaration
                                                              shall not exclude any other right to
                                                              which such shareholder may be lawfully
                                                              entitled, nor shall anything therein
                                                              contained restrict the right of the
                                                              Trust to indemnify or reimburse a
                                                              shareholder in any appropriate situation
                                                              even though not specifically provided
                                                              for therein.

TRUSTEE/AGENT      Subject to the provisions in the           The Massachusetts Statute does not
LIABILITY          governing instrument, the Delaware Act     include an express provision limiting
                   provides that a trustee or any other       the liability of the trustees of an
                   person appointed, elected or engaged to    MBT.  The trustees of an MBT could
                   manage the DST, when acting in such        potentially be held personally liable
                   capacity, will not be personally liable    for the obligations of the MBT.
                   to any person other than the DST or a
                   shareholder of the DST for any act,
                   omission or obligation of the DST or any
                   trustee. To the extent that at law or in
                   equity, a trustee has duties (including
                   fiduciary duties) and liabilities to the
                   DST and its shareholders, such duties
                   and liabilities may be expanded or
                   restricted by the governing instrument.

                   The DE Declaration provides that any       The MA Declaration provides that no
                   person who is or was a trustee, officer,   trustee, officer, employee or agent of
                   employee or other agent of the DE Trust    the Trust shall be subject to any
                   or is or was serving at the request of     personal liability whatsoever to any
                   the DE Trust as a trustee, director,       person, other than the Trust or its
                   officer, employee or other agent of        shareholders, in connection with Trust
                   another corporation, partnership, joint    property or the affairs of the Trust,
                   venture, trust or other enterprise (an     save only that arising from bad faith,
                   "Agent") will be liable to the DE Trust    willful misfeasance, gross negligence or
                   and to any shareholder solely for such     reckless disregard for his duty to such
                   Agent's own willful misfeasance, bad       person; and all such persons shall look
                   faith, gross negligence or                 solely to the Trust property for

                           DELAWARE STATUTORY TRUST                 MASSACHUSETTS BUSINESS TRUST
                           ------------------------                 ----------------------------
                   reckless   disregard of the duties         satisfaction of claims of any nature
                   involved in the  conduct of such Agent     arising in connection with the affairs
                   (such conduct  referred to as              of the Trust.  If any trustee, officer,
                   "Disqualifying Conduct"). Subject to the   employee or agent, as such, of the Trust
                   preceding sentence, (i) a                  is made a party to any suit or
                   trustee shall not be liable for errors     proceeding to enforce any such
                   of judgment or mistakes of fact or law;    liability, he shall not, on account
                   and (ii) an Agent will not be liable for   thereof, be held to any personal
                   any act, omission, neglect or wrongdoing   liability.
                   of any other Agent or any officer,
                   employee, consultant, investment           The MA Declaration further provides that
                   adviser, principal underwriter,            no trustee, officer, employee or agent
                   administrator, fund accountant or          of the Trust shall be liable to the
                   accounting agent, custodian, and/or        Trust, its shareholders, or to any
                   transfer, dividend disbursing or           shareholder, trustee, officer employee,
                   shareholder servicing agent of the DE      or agent thereof for any action or
                   Trust. No Agent, when acting in such       failure to act (including without
                   capacity, shall be personally liable to    limitation the failure to compel in any
                   any person (other than the DE Trust or     way any former or acting trustee to
                   its shareholders as described above) for   redress any breach of trust) except for
                   any act, omission or obligation of the     his own bad faith, willful misfeasance,
                   DE Trust or any trustee of the DE          gross negligence or reckless disregard
                   Trust.  The trustees, officers and         of his duties.
                   employees of the DE Trust may rely on
                   the advice of counsel or experts as
                   described in the DE Declaration.  No
                   officer or trustee shall be liable for
                   any act or omission in accordance with
                   such advice and no inference concerning
                   liability shall arise from a failure to
                   follow such advice.

INDEMNIFICATION    Subject to such standards and              Although the Massachusetts Statute is
                   restrictions, if any, contained in the     silent as to the indemnification of
                   governing instrument of a DST, the         trustees, officers and shareholders,
                   Delaware Act authorizes a DST to           indemnification is expressly provided
                   indemnify and hold harmless any trustee,   for in the MA Declaration.
                   shareholder or other person from and
                   against any and all claims and demands.

                   Pursuant to the DE Declaration, the DE     The MA Declaration provides that every
                   Trust will indemnify any Agent who was     person who is, or has been a trustee or
                   or is a party or is threatened to be       officer of the Trust shall be
                   made a party to any proceeding by reason   indemnified by the Trust against all
                   of the fact that such Agent is or was an   liability and against all expenses
                   Agent against attorneys' fees and          reasonably incurred or paid by him in
                   certain other expenses, judgments,         connection with any claim, action, suit
                   fines, settlements and other amounts       or proceeding in which he becomes
                   incurred in connection with such           involved as a party or otherwise by
                   proceeding if such Agent acted in good     virtue of his being or having been a
                   faith or in the case of a criminal         trustee or officer and against amounts
                   proceeding, had no reasonable cause to     paid or incurred by him in the
                   believe such Agent's conduct was           settlement thereof.  The words "claim,"
                   unlawful. However, there is no right to    "action," "suit," or "proceeding" shall
                   indemnification for any liability          apply to all claims, actions, suits or
                   arising from the Agent's Disqualifying     proceedings (civil, criminal, or other;
                   Conduct, and in accordance therewith, no   including appeals), actual or
                   indemnification shall be provided to an    threatened; and the words "liability"
                   Agent (i) against any liability to the     and "expenses" shall include, without
                   DE Trust or its shareholders by reason     limitation, attorneys' fees, costs,
                   of a final adjudication by the court or    judgments, amounts paid in settlement,
                   other body before which the proceeding     fines, penalties and other liabilities.
                   was brought that the Agent engaged in
                   Disqualifying Conduct, (ii) with respect   The MA Declaration further provides,
                   to any matter as to which shall have       however, that no indemnification shall
                   been finally adjudicated not to have       be provided thereunder to a trustee or
                   acted in good faith or in the reasonable   officer (i) against any liability to the
                   belief that the Agent's action was in,     Trust or the shareholders by reason of a
                   or not opposed to, the best interest of    final adjudication by a court or other
                   the DE                                     body

                           DELAWARE STATUTORY TRUST                 MASSACHUSETTS BUSINESS TRUST
                           ------------------------                 ----------------------------
                   Trust, or (iii) in the event of a          before which the proceeding was
                   settlement or other disposition not        brought that he engaged in willful
                   involving a final adjudication resulting   misfeasance, bad faith, gross negligence
                   in payment by the Agent, unless there      or reckless disregard of the duties
                   has been either a determination that       involved in the conduct of his office;
                   such Agent did not engage in               (ii) with respect to any matter as to
                   Disqualifying Conduct (a) by the court     which he shall have been finally
                   or other body approving the settlement     adjudicated not to have acted in good
                   or other disposition or by a reasonable    faith in the reasonable belief that his
                   determination, based upon a review of      action was in the best interest of the
                   readily available facts (as opposed to a   Trust; or (iii) in the event of a
                   full trial-type inquiry) that he did not   settlement or other disposition not
                   engage in such conduct; (b) by written     involving a final adjudication as
                   opinion of independent legal counsel; or   provided above resulting in a payment by
                   (c) by vote of a majority of the           a trustee or officer, unless there has
                   Disinterested Trustees of the DE Trust     been either a determination that such
                   acting on the matter (provided that a      trustee or officer did not engage in
                   majority of such trustees then in office   willful misfeasance, bad faith, gross
                   act on the matter).                        negligence or reckless disregard of the
                                                              duties involved in the conduct of his
                                                              office by a court or other body
                                                              approving the settlement or other
                                                              disposition or a reasonable
                                                              determination, based upon a review of
                                                              readily available facts (as opposed to a
                                                              full trial-type inquiry) that he did not
                                                              engage in such conduct: (A) by vote of a
                                                              majority of the Disinterested Trustees
                                                              acting on the matter (provided that a
                                                              majority of the Disinterested Trustees
                                                              then in office act on the matter) or (B)
                                                              by written opinion of independent legal
                                                              counsel.

                   The DE Declaration also provides that,     The MA Declaration provides that the
                   as used in Article VII, a trustee or       rights of indemnification provided
                   officer shall include such Person's        therein shall be severable, shall not
                   heirs, executors and administrators.       affect any other rights to which any
                                                              trustee or officer may now or hereafter
                                                              be entitled, shall continue as to a
                                                              person who has ceased to be such trustee
                                                              or officer and shall inure to the
                                                              benefit of the heirs, executors and
                                                              administrators of such person.

                   The DE Declaration provides that nothing   The MA Declaration further provides that
                   contained in Article VII shall affect      nothing contained therein shall affect
                   any right to indemnification to which      any rights to indemnification to which
                   Persons (as defined in the DE              personnel other than trustees and
                   Declaration) may be entitled by            officers may be entitled by contract or
                   contract, to the extent not inconsistent   otherwise under law.
                   with applicable law, or otherwise under
                   law, and notwithstanding any provision
                   to the contrary in the DE Declaration,
                   any contract between the DE Trust and
                   any independent contractor that is or
                   may be deemed an Agent, as a consequence
                   of providing services or products to the
                   DE Trust pursuant to such contract,
                   shall take precedence over the
                   provisions of Article VII and govern
                   with respect to (i) the liability of
                   such independent contractor to the DE
                   Trust, any shareholder or any other
                   Person, (ii) the indemnification of, or
                   advancement of expenses to, such
                   independent contractor by the DE Trust,
                   and (iii) any other contractual rights
                   or obligations of such independent
                   contractor under such contract to the
                   extent that the provisions of, and the
                   rights and

                           DELAWARE STATUTORY TRUST                 MASSACHUSETTS BUSINESS TRUST
                           ------------------------                 ----------------------------
                   obligations under, such contract are in
                   conflict with, or are not addressed by,
                   the provisions of Article VII.

                   Expenses incurred by an Agent in           Expenses of preparation and presentation
                   defending any proceeding may be advanced   of a defense to any claim, action, suit
                   by the DE Trust before the final           or proceeding of the character described
                   disposition of the proceeding on receipt   above shall be advanced by the Trust
                   of an undertaking by or on behalf of the   prior to final disposition thereof upon
                   Agent to repay the amount of the advance   receipt of an undertaking by or on
                   if it is ultimately determined that the    behalf of the recipient to repay such
                   Agent is not entitled to indemnification   amount if it is ultimately determined
                   by the DE Trust; provided that either      that he is not entitled to
                   (i) such undertaking is secured by a       indemnification under the MA
                   surety bond or some other appropriate      Declaration, provided that either (i)
                   security or the DE Trust shall be          such undertaking is secured by a surety
                   insured against losses arising out of      bond or some other appropriate security
                   any such advances, or (ii) a majority of   or the Trust shall be insured against
                   the Disinterested Trustees acting on the   losses arising out of any such advances;
                   matter (provided that a majority of such   or (ii) a majority of the Disinterested
                   trustees then in office act on the         Trustees acting on the matter (provided
                   matter) or independent legal counsel in    that a majority of the Disinterested
                   a written opinion, shall determine,        Trustees then in office act on the
                   based upon a review of readily available   matter) or an independent legal counsel
                   facts (as opposed to a full trial-type     in a written opinion, shall determine,
                   inquiry), that there is reason to          based upon a review of readily available
                   believe that the recipient ultimately      facts (as opposed to a full trial-type
                   will be found entitled to                  inquiry), that there is reason to
                   indemnification.                           believe that the recipient ultimately
                                                              will be found entitled to
                                                              indemnification.

                   A "Disinterested Trustee" for this         As used herein, a "Disinterested
                   purpose is one (i) who is not an           Trustee" is one (i) who is an
                   "Interested Person" of the Trust           "Interested Person" of the Trust
                   (including anyone who has been exempted    (including anyone who has been exempted
                   from being an "Interested Person" by any   from being an "Interested Person" by any
                   rule regulation or order of the U.S.       rule, regulation or order of the SEC),
                   Securities and Exchange Commission         and (ii) against whom none of such
                   ("SEC"), and (ii) against whom none of     actions, suits or other proceedings or
                   such actions, suit or other proceeding     another action, suit or other proceeding
                   on the same or similar grounds is then     on the same or similar grounds is then
                   or has been pending.  Note that the        or had been pending.
                   Securities Act of 1933, as amended, in
                   the opinion of the SEC, and the 1940 Act
                   also limit the ability of the Trust to
                   indemnify an Agent.

INSURANCE          The Delaware Act is silent as to the       The Massachusetts Statute does not
                   right of a DST to purchase insurance on    contain specific provisions with respect
                   behalf of its trustees or other            to the ability of an MBT to obtain
                   persons.                                   insurance on behalf of its trustees or
                                                              other persons.

                   However, as the policy of the Delaware     The MA Declaration provides that the
                   Act is to give maximum effect to the       rights of indemnification provided for
                   principle of freedom of contract and to    therein (as described above) may be
                   the enforceability of governing            insured against by policies maintained
                   instruments, the DE Declaration            by the Trust.
                   authorizes the board, to the fullest
                   extent permitted by applicable law, to     The MA Declaration further provides that
                   purchase with DE Trust assets, insurance   the trustees shall, at all times
                   for liability and for all expenses of an   maintain insurance for the protection of
                   Agent in connection with any proceeding    the Trust property, its shareholders,
                   in which such Agent becomes involved by    trustees, officer, employees and agents
                   virtue of such Agent's actions, or         in such amount as the trustees shall
                   omissions to act, in its capacity or       deem

                           DELAWARE STATUTORY TRUST                 MASSACHUSETTS BUSINESS TRUST
                           ------------------------                 ----------------------------
                   former capacity with the DE Trust,         adequate to cover possible tort liability,
                   whether or not the DE Trust would have     and such other insurance as the trustees in
                   the power to indemnify such Agent          their sole judgment shall deem advisable.
                   against such liability.

SHAREHOLDER        Under the Delaware Act, except to the      The Massachusetts Statute does not
RIGHT OF           extent otherwise provided in the           contain specific provisions relating to
INSPECTION         governing instrument and subject to        shareholders' rights of inspection.
                   reasonable standards established by the
                   trustees, each shareholder has the
                   right, upon reasonable demand for any
                   purpose reasonably related to the
                   shareholder's interest as a shareholder,
                   to obtain from the DST certain
                   information regarding the governance and
                   affairs of the DST.

                   To the extent permitted by Delaware law    The MA By-Laws provide that the records
                   and the DE By-Laws, a shareholder, upon    of the Trust shall be open to inspection
                   reasonable written demand to the DE        by shareholders to the same extent as is
                   Trust for any purpose reasonably related   permitted shareholders of a
                   to such shareholder's interest as a        Massachusetts business corporation or as
                   shareholder, may inspect certain           required by the 1940 Act.
                   information as to the governance and
                   affairs of the DE Trust during regular     Chapter 156D, Section 16.02 of the
                   business hours.  However, reasonable       Massachusetts General Laws provides that
                   standards governing, without limitation,   a shareholder of a Massachusetts
                   the information and documents to be        business corporation, upon advance
                   furnished and the time and location of     written notice of at least five days, is
                   furnishing the same, will be established   entitled to inspect and copy, during
                   by the board or, in case the board does    regular business hours at the office
                   not act, any officer to whom such power    where they are maintained, copies of
                   is delegated in the DE By-Laws. In         certain of the corporations books and
                   addition, as permitted by the Delaware     records.
                   Act, the DE By-Laws also authorize the
                   board or, in case the board does not
                   act, any officer to whom such power is
                   delegated in the DE By-Laws, to keep
                   confidential from shareholders for such
                   period of time as deemed reasonable any
                   information that the board or such
                   officer, as applicable, reasonably
                   believes to be in the nature of trade
                   secrets or other information that the
                   board or such officer, as applicable, in
                   good faith believes would not be in the
                   best interests of the DE Trust to
                   disclose or that could damage the DE
                   Trust or that the DE Trust is required
                   by law or by agreement with a third
                   party to keep confidential.

DERIVATIVE         Under the Delaware Act, a shareholder      The Massachusetts Statute does not
ACTIONS            may bring a derivative action if           contain specific provisions addressing
                   trustees with authority to do so have      derivative actions.
                   refused to bring the action or if a
                   demand upon the trustees to bring the
                   action is not likely to succeed. A
                   shareholder may bring a derivative
                   action only if the shareholder is a
                   shareholder at the time the action is
                   brought and: (i) was a shareholder at
                   the time of the transaction complained
                   about or (ii) acquired the status of
                   shareholder by operation of law or
                   pursuant to the governing instrument
                   from a person who was

                           DELAWARE STATUTORY TRUST                 MASSACHUSETTS BUSINESS TRUST
                           ------------------------                 ----------------------------
                   a shareholder at the time of the
                   transaction. A shareholder's right to
                   bring a derivative action may be subject
                   to such additional standards and
                   restrictions, if any, as are set forth
                   in the governing instrument.

                   The DE Declaration provides that,          The MA Declaration has a provision
                   subject to the requirements set forth in   regarding shareholder voting with
                   the Delaware Act, a shareholder(s) may     respect to derivative actions, as
                   bring a derivative action on behalf of     described above.
                   the DE Trust only if the shareholder(s)
                   first makes a pre-suit demand upon the
                   board to bring the subject action unless
                   an effort to cause the board to bring
                   such action is excused. A demand on the
                   board shall only be excused if a
                   majority of the board, or a majority of
                   any committee established to consider
                   the merits of such action, has a
                   material personal financial interest in
                   the action at issue. A trustee shall not
                   be deemed to have a material personal
                   financial interest in an action or
                   otherwise be disqualified from ruling on
                   a shareholder demand by virtue of the
                   fact that such trustee receives
                   remuneration from his or her service on
                   the board of the DE Trust or on the
                   boards of one or more investment
                   companies with the same or an affiliated
                   investment adviser or underwriter.

MANAGEMENT         The DE Trust, upon completion of the       The Trust is an open-end management
INVESTMENT         Reorganization, will be an open-end        investment company under the 1940 Act
COMPANY            management investment company under the    (i.e., a management investment company
CLASSIFICATION     1940 Act (i.e., a management investment    whose securities are redeemable).
                   company whose securities are redeemable).

                                                                       EXHIBIT D

                PRINCIPAL SHAREHOLDERS AS OF SEPTEMBER 30, 2004.

                                                               NUMBER OF
                                                                 SHARES      PERCENTAGE
                                           NAME AND ADDRESS   BENEFICIALLY    OF FUND
          FUND AND CLASS                    OF SHAREHOLDER       OWNED         OWNED
---------------------------------------    ----------------   ------------   ----------
Comstock GVIT Value Fund:
      Class I shares
      Class II shares
      Class IV shares

Dreyfus GVIT International Value Fund:
      Class I shares
      Class II shares
      Class III shares
      Class IV shares
      Class VI shares

Dreyfus GVIT Mid Cap Index Fund:
      Class I shares
      Class II shares
      Class III shares

Federated GVIT High Income Bond Fund:
      Class I shares
      Class III shares

Gartmore GVIT Developing Markets Fund:
      Class I shares
      Class II shares

Gartmore GVIT Emerging Markets Fund:
      Class I shares
      Class II shares
      Class III shares
      Class VI shares

Gartmore GVIT Global Financial Services
Fund:
      Class I shares
      Class II shares
      Class III shares

Gartmore GVIT Global Health Sciences
Fund:
      Class I shares
      Class II shares
      Class III shares
      Class VI shares

                                                               NUMBER OF
                                                                 SHARES      PERCENTAGE
                                           NAME AND ADDRESS   BENEFICIALLY    OF FUND
          FUND AND CLASS                    OF SHAREHOLDER       OWNED         OWNED
---------------------------------------    ----------------   ------------   ----------
Gartmore GVIT Global Technology and
Communications Fund:
      Class I shares
      Class II shares
      Class III shares
      Class VI shares

Gartmore GVIT Global Utilities Fund:
      Class I shares
      Class II shares
      Class III shares

Gartmore GVIT Government Bond Fund:
      Class I shares
      Class II shares
      Class III shares
      Class IV shares

Gartmore GVIT Growth Fund:
      Class I shares
      Class IV shares

Gartmore GVIT International Growth Fund:
      Class I shares
      Class II shares
      Class III shares

Gartmore GVIT Investor Destinations
Aggressive Fund:
      Class II shares
      Class VI shares

Gartmore GVIT Investor Destinations
Moderately Aggressive Fund:
      Class II shares
      Class VI shares

Gartmore GVIT Investor Destinations
Moderate Fund:
      Class II shares
      Class VI shares

Gartmore GVIT Investor Destinations
Moderately Conservative Fund:
      Class II shares
      Class VI shares

                                                               NUMBER OF
                                                                 SHARES      PERCENTAGE
                                           NAME AND ADDRESS   BENEFICIALLY    OF FUND
          FUND AND CLASS                    OF SHAREHOLDER       OWNED         OWNED
---------------------------------------    ----------------   ------------   ----------
Gartmore GVIT Investor Destinations
Conservative Fund:
      Class II shares
      Class VI shares

Gartmore GVIT Mid Cap Growth Fund:
      Class I shares
      Class II shares
      Class III shares
      Class IV shares

Gartmore GVIT Money Market Fund:
      Class I shares
      Class IV shares
      Class V shares

Gartmore GVIT Money Market Fund II

Gartmore GVIT Nationwide Fund:
      Class I shares
      Class II shares
      Class III shares
      Class IV shares

Gartmore GVIT Nationwide Leaders Fund:
      Class I shares
      Class II shares
      Class III shares

Gartmore GVIT U.S. Growth Leaders Fund:
      Class I shares
      Class II shares
      Class III shares

Gartmore GVIT Worldwide Leaders Fund:
      Class I shares
      Class II shares
      Class III shares

GVIT Equity 500 Index Fund:
      Class I shares
      Class II shares
      Class IV shares

                                                               NUMBER OF
                                                                 SHARES      PERCENTAGE
                                           NAME AND ADDRESS   BENEFICIALLY    OF FUND
          FUND AND CLASS                    OF SHAREHOLDER       OWNED         OWNED
---------------------------------------    ----------------   ------------   ----------
GVIT Small Company Fund:
      Class I shares
      Class II shares
      Class III shares
      Class IV shares

GVIT Small Cap Growth Fund:
      Class I shares
      Class II shares
      Class III shares


GVIT Small Cap Value Fund:
      Class I shares
      Class II shares
      Class III shares
      Class IV shares

J.P.  Morgan GVIT Balanced Fund:
      Class I shares
      Class IV shares

Van Kampen GVIT Multi Sector Bond Fund:
      Class I shares
      Class III shares

----------

(1) As described above, Nationwide will vote these Shares in accordance with voting instructions it receives in a timely manner from owners of variable contracts.

GARTMORE VARIABLE INSURANCE TRUST                      your prompt response will
                                                      save your Fund the expense
                                                         of additional mailings.

            Please fold and detach card at perforation before mailing

                        GARTMORE VARIABLE INSURANCE TRUST
                         SPECIAL MEETING OF SHAREHOLDERS
                         PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) William J. Baltrus, Gerald S. Holland, and Eric E. Miller, or any one of them, attorneys, with full power of substitution, to vote all shares of the Fund of the Gartmore Variable Insurance Trust (the "Trust") as indicated above which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Trust to be held at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, on Thursday, December 23, 2004, at 9:00 a.m., Eastern time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                                    Date: ______________________

                                               NOTE: Please sign exactly as your
                                                name appears on this proxy card.
                                          When shares are held by joint tenants,
                                                  both should sign. When signing
                                                in a fiduciary capacity, such as
                                               executor, administrator, trustee,
                                                attorney, guardian, etc., please
                                                      so indicate. Corporate and
                                                   partnership proxies should be
                                                  signed by an authorized person
                                                  indicating the person's title.

                                          Signature(s) (Title(s), if applicable)

                    PLEASE SIGN, DATE, AND RETURN PROMPTLY IN
                                ENCLOSED ENVELOPE

          * Please fold and detach card at perforation before mailing *

Please refer to the Proxy Statement discussion of each of these proposals.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

1. To elect the 14 nominees specified     FOR all      WITHHOLD
below as Trustees: Charles E. Allen,      nominees     authority
Michael J. Baresich, Paula H. J.          listed       to vote for
Cholmondeley, C. Brent DeVore, Phyllis    (except as   all nominees.
Kay Dryden, Robert M. Duncan,  Barbara    marked to
L. Hennigar, Paul J. Hondros, Barbara     the
I. Jacobs, Thomas J. Kerr IV, Douglas     contrary
F. Kridler, Michael D. McCarthy,  Arden   at left).
L. Shisler, David C. Wetmore

(INSTRUCTION: TO WITHHOLD AUTHORITY TO    [ ]          [ ]            [ ]          1.
VOTE FOR ANY INDIVIDUAL NOMINEE(S),
WRITE THE NAME(S) OF THE NOMINEE(S) ON
THE LINE BELOW.)

                                          FOR          AGAINST        ABSTAIN

2.To approve an Agreement and Plan of     [ ]          [ ]            [ ]          2.
Reorganization that provides for the
reorganization of the Trust from a
Massachusetts business trust to a
Delaware statutory trust.

                                           Complete this instruction form TODAY!
GARTMORE VARIABLE INSURANCE TRUST                                    Your prompt
response will save your Fund the expense of additional mailings.

                        GARTMORE VARIABLE INSURANCE TRUST

The undersigned contract owner of a variable annuity or variable life insurance contract, revoking previous voting instructions, hereby instructs Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company to vote all shares of the Fund of Gartmore Variable Insurance Trust (the "Trust"), as indicated above, attributable to his or her variable annuity or variable life insurance contract, as of September 30, 2004, at a Special Meeting of Shareholders of the Trust to be held at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, on Thursday, December 23, 2004, at 9:00 a.m., Eastern time, and at any adjournments thereof. These Instructions shall be used to vote on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                                    Date: ______________________
                                               NOTE: Please sign exactly as your
                                                     name appears on this Voting
                                               Instruction Form. When shares are
                                              held by joint tenants, both should
                                               sign. When signing in a fiduciary
                                                     capacity, such as executor,
                                               administrator, trustee, attorney,
                                             guardian, etc., please so indicate.
                                               Corporate and partnership proxies
                                               should be signed by an authorized
                                           person indicating the person's title.
                                          ______________________________________

                                          ______________________________________
                                          Signature(s) (Title(s), if applicable)

                                       PLEASE SIGN, DATE, AND RETURN PROMPTLY IN
                                                               ENCLOSED ENVELOPE

         * Please fold and detach card at perforation before mailing. *

Please refer to the Proxy Statement discussion of each of these proposals.

IF NO SPECIFICATION IS MADE AND THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED, THE VOTING INSTRUCTION SHALL BE DEEMED TO BE AN INSTRUCTION TO VOTE FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

1. To elect the 14 nominees specified     FOR all      WITHHOLD
below as Trustees: Charles E. Allen,      nominees     authority
Michael J. Baresich, Paula H. J.          listed       to vote for
Cholmondeley, C. Brent DeVore, Phyllis    (except as   all nominees.
Kay Dryden, Robert M. Duncan, Barbara     marked to
L. Hennigar, Paul J. Hondros, Barbara     the
I. Jacobs, Thomas J. Kerr IV, Douglas     contrary
F. Kridler, Michael D. McCarthy, Arden    at left).
L. Shisler, David C. Wetmore.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO    [ ]          [ ]            [ ]          1.
VOTE FOR ANY INDIVIDUAL NOMINEE(S),
WRITE THE NAME(S) OF THE NOMINEE(S) ON
THE LINE BELOW.)
                                          FOR          AGAINST        ABSTAIN
2.To approve an Agreement and Plan of     [ ]          [ ]            [ ]          2.
Reorganization that provides for the
reorganization of the Trust from a
Massachusetts business trust to a
Delaware statutory trust.